UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lineage Cell Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2173 Salk Ave., Suite 200 Carlsbad, CA 92008 (442) 287-8990 www.lineagecell.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 6, 2023

To the Shareholders of Lineage Cell Therapeutics, Inc.:

The 2023 annual meeting of shareholders (the “Meeting”) of Lineage Cell Therapeutics, Inc. (“Lineage,” “we,” “us,” and “our”) will be held at 2173 Salk Avenue, Suite 200, Carlsbad, CA 92008 on September 6, 2023 at 8:00 a.m. Pacific Time for the following purposes:

1	To elect nine directors to hold office until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified.
2	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023.
3	To approve, on an advisory basis, the compensation paid to our named executive officers.
4	To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers.
5	To approve an amendment to the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan to increase the number of common shares available thereunder by 19,500,000.
6	To approve an amendment to our articles of incorporation to increase the number of our authorized common shares from 250,000,000 to 450,000,000.
7	To approve the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 6 if there are not sufficient votes to approve Proposal 6.
8	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement, which forms a part of this notice and is incorporated herein by reference.

All shareholders are cordially invited to attend the Meeting. Our board of directors has fixed the close of business on July 20, 2023 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you expect to attend the Meeting, please vote as soon as possible. You may authorize a proxy to vote your shares via the Internet, by telephone, or—if you have received and/or requested paper copies of our proxy materials by mail—by signing, dating and returning the proxy card in the envelope provided. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

/s/ Brian M. Culley
Brian M. Culley
Chief Executive Officer and Director
Carlsbad, California
July 27, 2023

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 6, 2023

The board of directors (“Board”) of Lineage Cell Therapeutics, Inc. (“Lineage,” “we,” “us” and “our”) is soliciting the enclosed proxy for use at our 2023 annual meeting of shareholders (the “Meeting”) to be held at 2173 Salk Avenue, Suite 200, Carlsbad, CA 92008 on September 6, 2023 at 8:00 a.m. Pacific Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on September 6, 2023: This Proxy Statement and our 2022 Annual Report are available at www.proxydocs.com/LCTX.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Why am I receiving these materials?

We have prepared these proxy materials, including this Proxy Statement and the related proxy card, because our Board is soliciting your proxy to vote at the Meeting. This Proxy Statement summarizes information related to your vote at the Meeting. All shareholders of record at the close of business on July 20, 2023, the record date for the Meeting, and those who hold a valid proxy on their behalf, are cordially invited to attend the Meeting in person. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply submit your proxy in accordance with the instructions provided on the Notice of Internet Availability of Proxy Materials, or if you elected to receive printed copies of the proxy materials, you may submit your proxy by completing, signing and returning the enclosed proxy card. See also, “How do I vote?” below.

The proxy materials will be first sent or made available to our shareholders on or about July 27, 2023.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail?

As permitted by rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are making our proxy materials available to shareholders electronically via the Internet. Accordingly, we are sending the Notice of Internet Availability of Proxy Materials by mail to our shareholders of record containing instructions on how to access the proxy materials and vote by proxy. All shareholders can access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request the delivery of a printed set of proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Who can vote at the Meeting?

Only shareholders of record at the close of business on July 20, 2023, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. On the record date, 174,752,271 of our common shares were issued and outstanding.

Shareholder of Record: Common Shares Registered in Your Name

If your common shares are registered directly in your name with our transfer agent, EQ Shareowner Services, then you are the shareholder of record with respect to those common shares, and we are sending these proxy materials directly to you. As the shareholder of record, you may vote in person at the Meeting or via one of the methods described in the Notice of Internet Availability of Proxy Materials or in the proxy card if you received a printed or electronic copy of the proxy materials. Whether or not you plan to attend the Meeting in person, we urge you to vote before the Meeting to ensure your vote is counted.

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Beneficial Owner: Common Shares Registered in the Name of a Broker, Bank, or Nominee

If your common shares are held by a broker, bank, or nominee, then you are considered the beneficial owner of common shares held in “street name,” and the Notice of Internet Availability of Proxy Materials or the proxy materials, as appropriate, are being forwarded to you by your broker, bank, or nominee. As the beneficial owner of common shares held in “street name,” you have the right to direct your broker, bank, or nominee how to vote those shares and you are invited to attend the Meeting if you obtain a legal proxy from your broker, bank, or nominee. However, because you are not the shareholder of record, you may not vote in person at the Meeting unless you obtain a legal proxy from your broker, bank, or nominee. See also, “How do I vote?” below.

How can I attend the Meeting?

You are entitled to attend the Meeting only if you are (1) a shareholder of record as of the record date or (2) a beneficial owner of shares held in “street name” as of the record date and you obtain a legal proxy from the broker, bank, or nominee who holds your shares.

For directions to the meeting, please visit www.proxydocs.com/LCTX.

What am I voting on?

These are the proposals scheduled for a vote at the Meeting:

●	Proposal 1: To elect nine directors to hold office until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified (the “Election of Directors Proposal”).
●	Proposal 2: To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (the “Ratification of Auditors Proposal”).
●	Proposal 3: To approve, on an advisory basis, the compensation paid to our named executive officers (the “Say-on-Pay Proposal”).
●	Proposal 4: To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers (the “Frequency of Say-on-Pay Proposal”).
●	Proposal 5: To approve an amendment to the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan to increase the number of common shares available under the plan by 19,500,000 (the “EIP Amendment Proposal”).
●	Proposal 6: To approve an amendment to our articles of incorporation to increase the number of our authorized common shares from 250,000,000 to 450,000,000 (the “Charter Amendment Proposal”).
●	Proposal 7: To approve the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 6 if there are not sufficient votes to approve Proposal 6 (the “Adjournment Proposal”).

How many votes do my shares represent?

Each common share is entitled to one vote on all matters that may be acted upon at the Meeting, except that shareholders are entitled to cumulate their votes in the election of directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one director nominee or spread their votes among two or more director nominees as they see fit. No shareholder is entitled to cumulate votes for a director nominee unless such nominee’s name has been placed in nomination prior to the vote and the shareholder has given notice at the Meeting, prior to the voting, of the shareholder’s intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes. Discretionary authority to cumulate votes is hereby solicited by our Board if any shareholder gives notice of such shareholder’s intention to exercise the right to cumulative voting. In that event, our Board will instruct the proxy holders to vote all shares represented by proxies in a manner that will result in the approval of the maximum number of directors from the nominees selected by our Board that may be elected with the votes held by the proxy holders.

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What are the Board’s recommendations?

The voting choices for each the proposals and the voting recommendation of our Board is as follows:

Proposal	Voting Choices	Board Recommendation
Election of Directors Proposal	“For” or “Withhold”	FOR each nominee identified in this Proxy Statement
Ratification of Auditors Proposal	“For” or “Against” or “Abstain”	FOR
Say-on-Pay Proposal	“For” or “Against” or “Abstain”	FOR
Frequency of Say-on-Pay Proposal	“Every Year,” “Every 2 Years,” “Every 3 Years,” or “Abstain”	EVERY YEAR
EIP Amendment Proposal	“For” or “Against” or “Abstain”	FOR
Charter Amendment Proposal	“For” or “Against” or “Abstain”	FOR
Adjournment Proposal	“For” or “Against” or “Abstain”	FOR

How do I vote?

Shareholder of Record: Common Shares Registered in Your Name

If you are the shareholder of record:

●	By Internet: You may vote at www.proxypush.com/LCTX, 24 hours a day, seven days a week. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card. Votes submitted via the Internet must be received by 11:59 p.m., Eastern Time, on September 5, 2023.

●	By Telephone: You may vote using a touch-tone telephone by calling (866) 490-6839, 24 hours a day, seven days a week. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on September 5, 2023.

●	By Mail: If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and we receive it in time to vote, the individuals named in the proxy card will vote your shares as you have directed.

●	In Person: You may attend the Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Common Shares Registered in the Name of a Broker, Bank, or Nominee

If you are the beneficial owner of common shares held in “street name,” you may instruct your broker, bank, or nominee how to vote those shares using the voting instruction form provided to you by your broker, bank, or nominee. Because you are not the shareholder of record for those shares, you may not vote in person at the Meeting unless you obtain a legal proxy from your broker, bank, or nominee giving you the right to vote at the Meeting. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Meeting. If you desire to vote in person at the Meeting, please contact the broker, bank, or nominee that holds your shares for instructions regarding obtaining a legal proxy.

What if another matter is properly brought before the Meeting?

At this time, our Board knows of no matters that will be presented for consideration at the Meeting other than those described in this Proxy Statement. If you vote your shares by proxy over the Internet, by telephone or by signing and returning your proxy card by mail and any other matter is properly brought before the Meeting or any adjournment or postponement thereof, the person(s) named in the proxy card as “proxies” will have authority to vote on those matters as he, she or they deem advisable, in their discretion.

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Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to the mailed Notices of Internet Availability of Proxy Materials and/or proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and nominees for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

If you receive more than one Notice of Internet Availability of Proxy Materials or proxy card, your common shares are registered in more than one name or are registered in different accounts. To ensure that all of your shares are voted, please follow the voting instructions in each Notice of Internet Availability of Proxy Materials or complete, sign, date and return each proxy card.

Can I revoke or change my vote after submitting my proxy?

You may revoke your proxy and change your vote at any time before the applicable voting deadlines for the Meeting. If you are the record holder of your common shares, you may revoke your proxy in any one of four ways:

●	submit another properly completed proxy with a later date;
●	vote again by Internet or telephone at a later time (only the latest Internet or telephone proxy submitted prior to the Meeting will be counted);
●	send a written notice to us at 2173 Salk Avenue, Suite 200, Carlsbad, CA 92008; Attention: Corporate Secretary; or
●	attend the Meeting and vote in person (attending the Meeting will not, by itself, revoke your proxy or change your vote).

If your shares are held by your broker, bank, or nominee, please follow the instructions provided by them.

How will my shares be voted if I do not specify how they should be voted?

Shareholder of Record: Common Shares Registered in Your Name

If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board, then your common shares will be voted at the Meeting in accordance with our Board’s recommendation on all matters presented for a vote at the Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your common shares for a particular proposal or for all the proposals, then as to each proposal for which you do not so indicate, your shares will be voted in accordance with our Board’s recommendation.

Beneficial Owner: Common Shares Registered in the Name of a Broker, Bank, or Nominee

If you are a beneficial owner of shares held in street name and do not provide your broker, bank, or nominee that holds your shares with specific voting instructions, then your broker, bank, or nominee may generally vote your shares in their discretion on “routine” matters but not on “non-routine” matters.

Routine and non-routine proposals

The Ratification of Auditors Proposal, the Charter Amendment Proposal and the Adjournment Proposal are each considered to be a routine matter. Therefore, no broker non-votes are expected on these proposals.

All other proposals described in this Proxy Statement are considered non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with all the proposals described in this Proxy Statement other than the Ratification of Auditors Proposal, the Charter Amendment Proposal, and the Adjournment Proposal.

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What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of holders representing a majority of our outstanding common shares as of the record date for the Meeting, constitutes a quorum at the meeting, permitting us to conduct business at the Meeting.

Your common shares will be counted as present for the purpose of determining a quorum at the Meeting if you (1) properly vote by proxy (online, by phone, or by mailing a proxy card or a voting instruction form to your broker, fiduciary, or nominee) or (2) are entitled to vote and are present in person at the Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining whether a quorum is present. If a quorum is not present, the chairman of the Meeting or the holders of a majority of common shares present at the Meeting, either in person or by proxy, may adjourn the Meeting to solicit additional proxies and reconvene the Meeting at a later date.

If a quorum is present at the Meeting, what vote is required to approve each proposal?

The election of directors will be determined by a plurality of the votes cast by the shareholders entitled to vote on the election of directors. Accordingly, the nominees receiving the most “FOR” votes from the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors will be elected.

The approval of each of the Ratification of Auditors Proposal, the Say-on-Pay Proposal, the EIP Amendment Proposal, the Frequency of Say-on-Pay Proposal and the Adjournment Proposal requires the affirmative vote of a majority of both: (1) the shares present in person or represented by proxy and voting at the Meeting; and (2) the shares required to constitute a quorum. In the case of the Frequency of Say-on-Pay Proposal, if none of the frequencies for holding future advisory votes on executive compensation receives the foregoing vote, then we will consider the frequency that receives the highest number of votes cast to be the preferred frequency of our shareholders.

The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of our outstanding common shares entitled to vote on the proposal.

If a quorum is present at the Meeting, what is the effect of withheld votes, abstentions, and broker non-votes on the outcome of a proposal?

With respect to the election of directors in Proposal 1, neither a “WITHHELD” vote nor a broker non-vote will be counted in determining the outcome of such proposal.

In the case of the other proposals (other than the Frequency of Say-on-Pay Proposal and the Charter Amendment Proposal), only “FOR” and “AGAINST” votes will be counted for purposes of determining the votes received in connection with each proposal. With respect to the Frequency of Say-on-Pay Proposal, only votes for every “EVERY YEAR,” “EVERY 2 YEARS,” or “EVERY 3 YEARS” will be counted. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting (or in the case of Frequency of Say-on-Pay Proposal, votes for “EVERY YEAR,” “EVERY 2 YEARS,” or “EVERY 3 YEARS”).

In addition, for each proposal (other than the Election of Directors Proposal and the Charter Amendment Proposal), the affirmative vote equal to a majority of the shares necessary to constitute a quorum is also required for approval. Therefore, broker non-votes and abstentions could prevent the approval of a proposal because they do not count as affirmative votes.

For the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposal.

How can I find out the voting results?

We expect to announce preliminary voting results at the Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Meeting.

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BOARD OF DIRECTORS

Set forth below are the names, ages, Board committee assignments, tenure, and certain biographical information of our directors as of July 20, 2023, each of whom is being nominated for election at the Meeting.

Name	Age	Director Since
Alfred D. Kingsley	80	July 2009
Dipti Amin	59	April 2021
Deborah Andrews	65	April 2014
Don M. Bailey	77	March 2020
Neal C. Bradsher, CFA	58	July 2009
Brian M. Culley	52	September 2018
Anula Jayasuriya	66	May 2021
Michael H. Mulroy	57	October 2014
Angus C. Russell	67	December 2014

Alfred D. Kingsley. Mr. Kingsley has been Chairman of the Board since July 2009. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Greenbelt served as our financial advisor from 1998 until 2009. Mr. Kingsley also serves as a director of OncoCyte Corporation (OCX), a clinical-stage diagnostics company focused on novel, non-invasive blood-based tests for the early detection of cancer. From January 2017 to October 2018, Mr. Kingsley served as Executive Chairman of AgeX Therapeutics, Inc. (AGE), a biotechnology company focused on the development and commercialization of novel therapeutics targeting human aging. Mr. Kingsley also served as a director of Asterias Biotherapeutics, Inc. (AST) from 2012 until our acquisition of Asterias in March 2019. Mr. Kingsley was Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley holds a B.S. degree in economics from the Wharton School of the University of Pennsylvania and a J.D. degree and LLM in taxation from New York University Law School. Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations. Mr. Kingsley developed an intimate knowledge of our business in his role as our financial advisor before he joined our Board. Mr. Kingsley has been instrumental in structuring our equity and debt financings, and in the transition of our business focus into the field of stem cell technology, and the business acquisitions that have helped us expand the scope of our business.

Dipti Amin, MBBS, FFPM, MRCGP, DCPSA, DCH, DRCOG, DGM. Dr. Amin currently serves as a non-executive director of the University of Hertfordshire, a position she has held since September 2018. Dr. Amin previously served as a non-executive director of Cambridge Innovation Capital from November 2017 to March 2020, as a director of Maaya Associates Ltd. from August 2017 through the end of 2021, and as a non-executive director of Buckinghamshire NHS Trust, from June 2015 to June 2023. From June 1995 to December 2016, Dr. Amin served at Quintiles Transnational Corporation, a provider of biopharmaceutical development and commercial outsourcing services, in various senior roles within all phases of drug development and most recently as Senior Vice President and Chief Compliance Officer from April 2010 to December 2016. Dr. Amin received her medical degree from Guys and St. Thomas’s Hospitals Medical School of the University of London, her MRCGP from the Royal College of General Practitioners, her FFPM from the Faculty of Pharmaceutical Medicine of the Royal College of Physicians London, her DRCOG form the Royal College of Obstetricians and Gynecologists, her DGM and DCH from the Royal College of Physicians, London and her DCPSA from the Society of Apothecaries of London. Dr. Amin brings to our Board broad experience in clinical pharmacology, ethical issues in clinical research, drug development, ethics and compliance programs as well as leadership and management experience of large, multi-functional, multi-geography, global groups.

Deborah Andrews. Ms. Andrews served as Chief Financial Officer of STAAR Surgical Company (STAA), a leader in the development, manufacture, and marketing of minimally invasive ophthalmic products employing proprietary technologies, from September 2017 until June 2020, after serving as Vice President, Chief Accounting Officer since 2013. Ms. Andrews also served as STAAR Surgical’s Vice President, Chief Financial Officer from 2005 to 2013, as its Global Controller from 2001 to 2005, and as its Vice President, International Finance from 1999 to 2001. Ms. Andrews previously worked as a senior accountant for a major public accounting firm. Ms. Andrews holds a B.S. degree in accounting from California State University at San Bernardino. Ms. Andrews brings to our Board significant experience in finance, financial reporting, accounting, information systems and security, and auditing, and in management as a senior financial and accounting executive of a public medical device company during a period of significant growth.

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Don M. Bailey. Mr. Bailey previously served as a director and Chairman of Asterias Biotherapeutics, Inc. (AST) from February 2016 until our acquisition of Asterias in March 2019. Mr. Bailey served as President and Chief Executive Officer of Questcor Pharmaceuticals, Inc. (QCOR), a biopharmaceutical company focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders, from 2007 until Questcor was acquired by Mallinckrodt plc (MNK) in 2014. He was also a director of Mallinckrodt plc from August 2014 to March 2016, and during this time he was the Chairman of its portfolio committee. He initially joined the Questcor board of directors in 2006 as an independent director and Chairman of its audit committee. From August 2016 to November 2017, Mr. Bailey served as a director of OncoCyte Corporation (OCX). From June 2015 until its acquisition by Acorda Therapeutics, Inc. (ACOR) in May 2016, Mr. Bailey was also an independent director and chairman of the audit committee of Biotie Therapeutics Corp. (BITI), a clinical-stage pharmaceutical company headquartered in Turku, Finland. Mr. Bailey was an independent director and the non-executive chairman of the board of directors of STAAR Surgical Company (STAA), a leader in the development, manufacture, and marketing of minimally invasive ophthalmic products employing proprietary technologies, from 2005 until 2014. Mr. Bailey served on its audit committee and was chair of its nominating and corporate governance committee. Mr. Bailey was the chairman of the board of directors of Comarco, Inc. (CMRO), a defense services company transformed into a wireless communication products company, from 1998 until 2007, where he served as Chief Executive Officer from 1991 until 2000. Mr. Bailey holds a B.S. degree in mechanical engineering from the Drexel Institute of Technology, an M.S. degree in operations research from the University of Southern California and an M.B.A. from Pepperdine University. Mr. Bailey has also served as a board member on several non-profit and academic enterprises. Mr. Bailey is a founding board member of the University of California Irvine’s (UCI) Applied Innovation Institute. Mr. Bailey brings to our Board significant knowledge of the pharmaceuticals industry and extensive experience as an executive and board member of publicly traded pharmaceutical companies.

Neal C. Bradsher, CFA. Mr. Bradsher has been President of Broadwood Capital, Inc., a private investment firm, since 2002. Mr. Bradsher holds a B.A. degree in economics from Yale College and is a Chartered Financial Analyst. Mr. Bradsher was a director of Questcor Pharmaceuticals, Inc. (QCOR), from 2004 until Questcor was acquired by Mallinckrodt plc (MNK) in 2014. Mr. Bradsher brings to our Board a wealth of experience in finance, management and corporate governance attained through his investments in other companies, including companies in the pharmaceutical, biotechnology, medical device, medical diagnostics, health care services and health care information systems sectors. He has worked with several health care companies to improve their management and governance. Entities that Mr. Bradsher controls have invested in many of Lineage’s financing transactions. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., currently our largest shareholder.

Brian M. Culley. Mr. Culley joined Lineage as Chief Executive Officer in September 2018 and served as Interim Chief Financial Officer from January 20, 2021 to June 21, 2021 and from July 8, 2022 to November 14, 2022. Prior to joining Lineage, Mr. Culley served from August 2017 to September 2018 as interim Chief Executive Officer at Artemis Therapeutics, Inc. (ATMS). Mr. Culley previously served as Chief Executive Officer of Mast Therapeutics, Inc. (MSTX), from 2010, and was also a member of its board of directors from 2011, until Mast’s merger with Savara, Inc. (SVRA) in April 2017. Mr. Culley served from 2007 to 2010 as Mast’s Chief Business Officer and Senior Vice President, from 2006 to 2007 as Mast’s Senior Vice President, Business Development, and from 2004 to 2006 as Mast’s Vice President, Business Development. From 2002 until 2004, Mr. Culley was Director of Business Development and Marketing for Immusol, Inc. From 1999 until 2000, he worked at the University of California, San Diego (UCSD) Department of Technology Transfer & Intellectual Property Services and from 1996 to 1999 he conducted drug development research for Neurocrine Biosciences, Inc. (NBIX). Mr. Culley served on the Board of Orphagen Pharmaceuticals, Inc. from May 2017 until December 2022. Mr. Culley has more than 30 years of business and scientific experience in the life sciences industry. He received a B.S. in biology from Boston College, a masters in biochemistry and molecular biology from the University of California, Santa Barbara, and an M.B.A. from The Johnson School of Business at Cornell University. Mr. Culley brings to our Board significant knowledge of the biotechnology industry and extensive experience as an executive and board member of publicly traded pharmaceutical companies.

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Anula Jayasuriya, M.D., Ph.D., M.B.A. Dr. Jayasuriya is the Founder and Managing Director of EXXclaim Capital, an early-stage venture fund focused on catalyzing innovation, entrepreneurship and investment in Women’s Health she founded in 2013. In 2006, she co-founded the Evolvence India Life Science Fund, managing the fund until July of 2017. From 2001 to 2002, Dr. Jayasuriya was a partner with Skyline Ventures in Palo Alto, and prior to that with the German/US venture capital firm TVM, in San Francisco. Her prior positions include VP, Business Development at Genomics Collaborative, Inc., from 1999 to 2000, and VP, Global Drug Development at Hoffman-La Roche from 1994 to 1998. Dr. Jayasuriya serves as a director of Jaguar Health, Inc. Dr. Jayasuriya received a B.A. from Harvard University summa cum laude, a M. Phil. in pharmacology from the University of Cambridge, an M.D. and Ph.D. (in Microbiology and Molecular Genetics) from Harvard Medical School and an M.B.A. with distinction from Harvard Business School. Dr. Jayasuriya brings to our Board business, scientific, and medical experience earned throughout her career as a pharmaceutical company executive, private equity executive, and venture capitalist, providing her with a broad experience base spanning clinical, executive, entrepreneurial, and financial roles.

Michael H. Mulroy. Mr. Mulroy served as the Chief Executive Officer and a member of the board of directors of Asterias Biotherapeutics, Inc. (AST) from June 2017 until our acquisition of Asterias in March 2019. In April 2020, Mr. Mulroy joined Magtrol Inc., a leading manufacturer of motor test equipment and hysteresis brakes and clutches, on a part-time basis, where he also serves on its board of directors. Prior to joining Asterias, Mr. Mulroy served as a Senior Advisor to CamberView Partners, LLC (now part of PJT Partners Inc.), which assists companies in connection with investor engagement and complex corporate governance issues. Prior to its sale in 2014, Mr. Mulroy served as Executive Vice President, Strategic Affairs and General Counsel and Corporate Secretary of Questcor Pharmaceuticals, Inc. (QCOR). Mr. Mulroy joined Questcor in 2011 as Chief Financial Officer, General Counsel and Corporate Secretary. From January 2017 to July 2019, Mr. Mulroy served as a member of the board of directors of AgeX Therapeutics, Inc. (AGE), a biotechnology company focused on the development and commercialization of novel therapeutics targeting human aging. Mr. Mulroy earned his J.D. degree from the University of California, Los Angeles and his B.A. degree in economics from the University of Chicago. Mr. Mulroy brings to our Board his experience as the Chief Executive Officer of a publicly traded biotechnology company and member of a senior management team of a larger biopharmaceutical company that experienced a period of rapid growth. Mr. Mulroy also brings to our Board his experience in corporate finance and investor relations.

Angus C. Russell. Mr. Russell served as the Chief Executive Officer of Shire plc (SHPG), a biopharmaceutical company, from June 2008 to April 2013. Mr. Russell served as the Chief Financial Officer of Shire from 1999 to 2008 and also served as its Principal Accounting Officer and Executive Vice President of Global Finance. Prior to joining Shire, Mr. Russell served at ICI, Zeneca, and AstraZeneca for 19 years, most recently as Vice President of Corporate Finance at AstraZeneca plc (AZN). Mr. Russell also serves as Chairman of the Board of Directors of Revance Therapeutics, Inc. (RVNC). Mr. Russell previously served as a director of Shire plc, Questcor Pharmaceuticals, Inc. (QCOR) until it was acquired by Mallinckrodt plc (MNK) in 2014, InterMune, Inc. (ITMN) prior to its acquisition by Roche Holdings, Inc. (RHHBY) in 2014, Mallinckrodt plc (MNK) until June of 2022 and Therapeutics MD, Inc. (TXMD) until December 2022. Mr. Russell holds an honorary Doctor of Business Administration from Coventry University; U.K. Mr. Russell brings to our Board numerous years of experience as a Chief Executive Officer of an international publicly traded specialty biopharmaceutical company and his substantial experience in information systems and security and as an officer and director in the specialty pharmaceutical industry.

Non-Employee Director Compensation

We compensate our non-employee directors for their service on our Board and on its committees as described below. In addition, all non-employee directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending our Board and committee meetings.

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Annual Cash Fees

Each of our non-employee directors receives cash fees for service on our Board and on its committee on which the director serves. The fees are paid in four equal quarterly installments, pro-rated based on each director’s service on our Board or applicable committee during the applicable quarter, other than the fees paid to the chair of the Financial Strategy Committee, which is paid monthly in arrears. Our Compensation Committee and our Board assess our non-employee director compensation at least annually and consider market data provided by Anderson, the independent consultant to our Compensation Committee, in making non-employee director compensation decisions. The adjustments to our non-employee director compensation during 2022 and 2023 were approved by our Board, upon the recommendation of the Compensation Committee, which was based on, and consistent with, Anderson’s recommendation. The table below shows the average annual cash fees for 2022 and the current cash fees, which became effective as of April 1, 2023.

	Annual Fees ($)
	2022(1)	2023(2)
Chair of the Board	85,000	100,000
Director other than Chair	45,000	50,000
Audit Committee Chair	20,000	20,000
Audit Committee Member other than Chair	10,000	10,000
Compensation Committee Chair	15,000	15,000
Compensation Committee Member other than Chair	7,500	7,500
Nominating and Corporate Governance Committee Chair	13,500	15,000
Nominating and Corporate Governance Committee Member other than Chair	6,750	7,500
Financial Strategy Committee Chair	137,500	60,000
Financial Strategy Committee Member other than Chair	0	7,500

(1) Effective July 1, 2022, the cash fees: (a) for the Chair of the Board increased from $75,000 to $95,000; (b) for directors other than the Chair of the Board increased from $40,000 to $50,000; (c) for the Chair of the Nominating and Corporate Governance Committee increased from $12,000 to $15,000; (c) for members of the Nominating and Corporate Governance Committee other than the Chair increased from $6,000 to $7,500; and (d) for the Chair of the Finance Strategy Committee decreased from $160,000 to $115,000.

(2) Effective April 1, 2023, the cash fees: (a) for the Chair of the Board increased from $95,000 to $100,000; (b) for the Chair of the Finance Strategy Committee decreased from $115,000 to $60,000; and (c) for members of the Finance Strategy Committee other than the Chair increased from $0 to $7,500.

Equity Awards

In addition to cash fees, we also grant all non-employee directors an annual stock option to purchase common shares. During 2022, the annual stock option grant was for 50,000 common shares. All grants are made under the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan. The options vest and become exercisable one year after the grant date.

2022 Non-Employee Director Compensation

The following table summarizes certain information concerning the compensation during our fiscal year ended December 31, 2022 to each person who served as a non-employee director during the year and who was not our employee on the date the compensation was earned.

2022 Director Compensation Table
Name	Fees Earned or Paid in Cash	Option Award(1)	Total
Deborah Andrews	$75,500	$78,500	$154,000
Dipti Amin	$48,750	$78,500	$127,250
Don M. Bailey	$54,750	$78,500	$133,250
Neal C. Bradsher	$55,500	$78,500	$134,000
Alfred D. Kingsley	$226,250	$78,500	$304,750
Anula Jayasuriya	$48,750	$78,500	$127,250
Michael H. Mulroy	$73,000	$78,500	$151,500
Angus C. Russell	$62,500	$78,500	$141,000

(1)	The dollar amounts in this column represent the aggregate fair market value of such awards determined based on the price of our common shares on the grant date in accordance with ASC Topic 718, Compensation-Stock Compensation (ASC Topic 718). See Note 12 Stock-Based Awards to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for details as to the assumptions used to determine the fair value of the awards. As of December 31, 2022, the aggregate number of common shares subject to stock options outstanding for Mses. Andrews, Amin and Jayasuriya and Messrs. Bailey, Bradsher, Kingsley, Mulroy, and Russell was 229,440, 190,000, 190,000, 240,000, 229,440, 356,520, 229,440 and 229,440, respectively.

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CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Lineage is managed for the long-term benefit of its shareholders. We periodically review our corporate governance policies and practices.

The Board of Directors’ Role in Risk Management

Our Board has responsibility for the oversight of Lineage’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand Lineage’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, cybersecurity and reputational risk.

Our Audit Committee, which is comprised solely of independent directors, has oversight of risks related to information security (including cybersecurity) and (i) regularly reviews our information security policies, systems, and controls at its regularly scheduled meetings, (ii) regularly assesses the potential impact of exposure to such risk on our business, financial results, operations and reputation, (iii) regularly reviews steps management has taken to monitor and mitigate such exposures. Our Audit Committee also provides oversight of our financial reporting processes and the annual audit of our consolidated financial statements and (iv) regularly briefs our Board on information security matters. In addition, our Audit Committee must review and approve any business transactions between Lineage and its executive officers, directors, and shareholders who beneficially own 5% or more of our common shares (“5% Shareholders”).

Board Leadership Structure

The role of the Chair of our Board is separate from our Chief Executive Officer. We believe that separation of the positions of chair and chief executive officer reinforces the independence of our Board in its oversight of our business and affairs and also allows our Chief Executive Officer to provide his undivided attention to our business. In addition, we believe that separation of the positions of chair and chief executive officer creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests and in the best interests of our shareholders. As a result, we believe that having the positions of chair and chief executive officer separated can enhance the effectiveness of our Board as a whole.

Director Independence

Our Board has determined that Ms. Andrews, Dr. Amin, Mr. Bailey, Mr. Bradsher, Dr. Jayasuriya, Mr. Kingsley, Mr. Mulroy, and Mr. Russell qualify as “independent” directors under Section 803(A) of the NYSE American Company Guide, that the members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE American Company Guide and Section 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. In making its independence determinations, our Board considered (i) the transactions, relationships and arrangements described below under “Certain Relationships and Related Transactions,” (ii) the compensation described above under “Board of Directors - Non-Employee Director Compensation,” (iii) with respect to Mr. Kingsley and Mr. Mulroy, current or historic service as a director or an executive officer of a company with which we have or have had a material relationship, specifically, OncoCyte Corporation, a former subsidiary, AgeX Therapeutics, Inc., a former subsidiary, or Asterias Biotherapeutics, Inc., a company we acquired in March 2019, and (iv) with respect to Mr. Bradsher, his relationship with our largest shareholder, which beneficially owns more than 20% of our common shares.

Mr. Culley does not qualify as an “independent” director under Section 803(A) of the NYSE American Company Guide because he is our Chief Executive Officer.

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Board Diversity

Our Board is currently comprised of people with substantial experience in biotechnology, the pharmaceutical industry, corporate management, finance, and law, and a mix of ages, genders, races, ethnicities, geographies, cultures, and other perspectives that we believe expand our Board’s understanding of the needs and viewpoints of our employees, shareholders, and other stakeholders.

Our Board has had at least one director who identifies as female at all times since 1995 and currently 33% of our directors identify as female. In addition, Ms. Andrews is the chair of our Audit Committee.

Board Diversity (as of July 20, 2023)
	Female	Male
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
Asian	2	0
White	1	6

Board Committees

Our Board has an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee. The members of each of these committees are independent in accordance with Section 803(A) of the NYSE American Company Guides and Section 10A-3 under the Exchange Act. The members of our Audit Committee and Compensation Committee must also meet the independence tests applicable to members of those committees under the NYSE American Company Guide. Our Board also has a Financial Strategy Committee, the members of which are not required to be independent. From time to time, our Board may establish ad hoc committees to address particular matters.

The table below sets forth the composition of the committees of our Board as of July 20, 2023:

	Audit	Compensation	Nominating & Corporate Governance	Financial Strategy
Alfred D. Kingsley			Member	Chair
Dipti Amin		Member
Deborah Andrews	Chair	Member
Don M. Bailey			Member
Neal C. Bradsher, CFA			Chair	Member
Brian M. Culley				Member
Anula Jayasuriya			Member
Michael H. Mulroy	Member	Chair		Member
Angus C. Russell	Member	Member

Audit Committee

Our Audit Committee held 6 meetings during 2022. The purpose of our Audit Committee is to recommend the engagement of our independent registered public accounting firm, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accounting firm. Our Audit Committee also will review our accounting and financial reporting procedures and controls, and all transactions between us and our executive officers, directors, and 5% Shareholders. Our Audit Committee also has oversight of risks related to information security (including cybersecurity) and regularly (i) reviews our information security policies, systems, and controls at its regularly scheduled meetings and as requested by our Audit Committee from time to time, (ii) assesses the potential impact of exposure to such risk on our business, financial results, operations and reputation, (iii) reviews steps management has taken to monitor and mitigate such exposures, and (iv) briefs our Board on information security matters. Our Audit Committee has a written charter that requires the members of our Audit Committee to be directors who are independent in accordance with Section 803(A) and Section 803(B) of the NYSE American Company Guide and Section 10A-3 under the Exchange Act. A copy of the charter of our Audit Committee is posted on our website at https://investor.lineagecell.com/corporate-governance/highlights.

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Our Board has determined that each of Ms. Andrews and Messrs. Mulroy and Russell meet the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations. Ms. Andrews’ expertise is based on her experience as the former Chief Financial Officer of STAAR Surgical Company, and in other financial roles with that company, including as its Chief Accounting Officer, as well as her experience as a senior accountant for a major accounting firm. Mr. Mulroy’s expertise is based on his experience as the former Chief Executive Officer of Asterias Biotherapeutics, Inc. and as the former Chief Financial Officer of Questcor Pharmaceuticals, Inc. Mr. Russell’s expertise is based on his experience as the former Chief Executive Officer and Chief Financial Officer of Shire plc.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee met 4 times during 2022. The purpose of our Nominating and Corporate Governance Committee is to recommend to our Board individuals qualified to serve on our Board and on committees of our Board, and to make recommendations to our Board on corporate governance matters. A copy of our Nominating and Corporate Governance Committee Charter is posted on our website at https://investor.lineagecell.com/corporate-governance/highlights. See the discussion under the heading “Director Nomination Process,” below, for information regarding our director nomination process.

Compensation Committee

Our Compensation Committee met 10 times during 2022. All members of our Compensation Committee qualify as “independent” in accordance with Section 803(A) and Section 805(c)(1) of the NYSE American Company Guide. Our Compensation Committee oversees our compensation arrangements and practices, including our non-employee director compensation program and our executive compensation program, and oversees our employee benefit plans and administers our 2021 Equity Incentive Plan. Our Compensation Committee determines or recommends to our Board the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to our Compensation Committee concerning executive compensation and performance, but our Compensation Committee makes its own determination or recommendation to our Board with respect to the amount and components of compensation, including salary, bonus, and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of our Compensation Committee Charter is posted on our website at https://investor.lineagecell.com/corporate-governance/highlights.

During 2022, our Compensation Committee engaged Anderson Pay Advisors, LLC (“Anderson”) to provide compensation consulting services and advice to our Compensation Committee, which included market survey information and competitive market trends in employee, executive, and director compensation programs. Anderson also made recommendations to our Compensation Committee with respect to components of our non-employee director compensation program and our executive compensation program, such as salary, bonus, and equity awards, and the target market pay percentiles in which executive compensation should fall so Lineage can be competitive in executive hiring and retention. In connection with the compensation consultant services provided by Anderson, our Compensation Committee assessed the independence of Anderson and does not believe Anderson’s work has raised any conflict of interest.

Financial Strategy Committee

Our Financial Strategy Committee met 12 times during 2022. Our Financial Strategy Committee regularly meets with members of management to discuss our strategy pertaining to investor and shareholder relations and financial strategy, including plans for raising capital. As Chair of the Financial Strategy Committee, Mr. Kingsley routinely contributes to our financing and overall corporate strategy.

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Board and Committee Meeting Attendance

During the fiscal year ended December 31, 2022, our Board met 7 times. None of our current directors attended fewer than 75% of the meetings of our Board and its committees on which they served, other than Mr. Russell who attended approximately 70% of such meetings.

Meetings of Non-Employee Directors

Our non-employee directors meet no less frequently than quarterly in executive session, without any directors who are our officers or employees present. These meetings allow the non-employee directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Director Nomination Process

Our Nominating and Corporate Governance Committee has not set any specific minimum qualifications that a prospective nominee would need to be recommended by our Nominating and Corporate Governance Committee to serve on our Board. Rather, in evaluating any new nominee or incumbent director, our Nominating and Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the knowledge, skills, experience, and expertise of the other members of our Board as a whole. Our Nominating and Corporate Governance Committee will also consider whether a nominee or incumbent director has any conflicts of interest with Lineage that might conflict with our Code of Ethics or that might otherwise interfere with the ability of the nominee to perform their duties in a manner that is in the best interest of Lineage and its shareholders. Our Nominating and Corporate Governance Committee will also consider whether including a prospective director on our Board will result in a Board composition that complies with: (1) applicable state corporate laws; (2) applicable federal and state securities laws; and (3) the rules of the SEC and each stock exchange on which our shares are listed.

We do not have a formal policy regarding consideration of director candidate recommendations from our shareholders. However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management or other parties are evaluated. Accordingly, our Board believes a formal policy regarding consideration of such recommendations is unnecessary at this time.

Shareholders who wish to recommend a director candidate for our Nominating and Corporate Governance Committee to consider must notify our Nominating and Corporate Governance Committee of the nomination in writing at least 120 days before the date of the next annual meeting. The nominee must also provide our Nominating and Corporate Governance Committee with all information that it may reasonably request regarding the nominee, including but not limited to the candidate’s name and background information, no later than 90 days prior to the annual meeting, in order to allow for sufficient time to consider the recommendation. In addition, nominating shareholders and nominees must satisfy the requirements set forth in our bylaws, which can be found at https://investor.lineagecell.com/corporate-governance/highlights. Furthermore, any notice of director nomination submitted to us must include the supplementary information required by Rule 14a-19(b) under the Exchange Act. See the section titled “Shareholder Proposals and Nominations,” below, for additional information.

Our Board and our Nominating and Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, our Board and Nominating and Corporate Governance Committee believe in the benefits of diversity in its members (including diversity with respect to gender, race, sexual orientation, ethnicity, background, skills and experience) and are cognizant of the value of experience in international markets and operations given the growing globalization of the pharmaceutical and biotechnology industries and world-wide focus on cell therapeutics research. See “Board Diversity,” above.

Shareholder Communications with Directors

Shareholders wishing to communicate with our Board or with individual directors may do so by following the procedure described under the heading “Procedures for Lineage Security Holder Communications to the Board of Directors” available on our website at https://investor.lineagecell.com/corporate-governance/highlights.

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Code of Ethics

We adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, other executive officers, and directors. The purpose of the Code of Ethics is to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (3) compliance with applicable governmental rules and regulations; (4) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (5) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is posted on our website at https://investor.lineagecell.com/corporate-governance/highlights. We intend to disclose any future amendments to certain provisions of the Code of Ethics, and any waivers of those provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Policies Regarding Short-Sales, Hedging, and Pledging

We consider it improper and inappropriate for our directors and employees, including our officers, and entities any of the foregoing control (collectively, “insiders”) to engage in short-term or speculative transactions in our securities. Our insider trading policy prohibits our insiders from (1) engaging in “short sales” of our securities, (2) engaging in any kind of hedging transaction that could reduce or limit their holdings, ownership or interest in our securities, including the purchase of financial instruments, including prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds (except for broadly diversified indexes or index exchange-traded funds), that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any of our securities, and (3) holding our securities in a margin account. In addition, our insider trading policy also generally prohibits the pledging of our securities as collateral for a loan.

Stock Ownership Guidelines

Our Board has adopted stock ownership guidelines due to its belief that our directors should own and hold our common shares to further align their interests with the long-term interests of our shareholders. Under these guidelines, our directors are required to hold at least 10,000 common shares three years following the date of their election to our Board. As of July 20, 2023, all our directors met, exceeded, or were otherwise in compliance with the provisions of our stock ownership guidelines. A copy of these guidelines is posted on our website at https://investor.lineagecell.com/corporate-governance/highlights.

Director Attendance at Annual Meeting

Directors are encouraged to attend our annual meetings of shareholders, although they are not formally required to do so. All of our current directors who were then serving on our Board attended the 2022 annual meeting of shareholders.

Report of the Audit Committee on the Audit of Our Consolidated Financial Statements

The following is the report of the Audit Committee of the Board with respect to Lineage’s audited consolidated financial statements for the year ended December 31, 2022.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Lineage specifically incorporates such information by reference in such filing.

The Audit Committee, among other things, assists with the oversight of our accounting and financial reporting processes.

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The members of the Audit Committee held discussions with our management and representatives of WithumSmith+Brown, PC (“Withum”), our independent registered public accounting firm, concerning the audit of our consolidated financial statements for the year ended December 31, 2022. The independent public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States. Withum discussed with the Audit Committee the adequacy of our internal control over financial reporting. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Lineage’s financial statements. The Audit Committee also met on a quarterly basis with our independent registered public accounting firm during 2022 to review and discuss our consolidated financial statements for the quarter and the adequacy of internal control over financial reporting.

In the performance of its oversight function and in connection with the audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the Audit Committee:

●	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2022 with our management and with representatives of Withum;
●	discussed with representatives of Withum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
●	received and reviewed the written disclosures and the letter from Withum required by applicable requirements of the PCAOB regarding Withum’s communications with the Audit Committee concerning independence, and discussed with representatives of Withum its independence from Lineage; and
●	based on the reviews and discussions described in the bullet points above, the Audit Committee unanimously recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

The Audit Committee:

Deborah Andrews (Chair)

Michael H. Mulroy

Angus C. Russell

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COMMITMENT TO SUSTAINABILITY

Lineage is a clinical-stage biotechnology company developing novel cell therapies to address unmet medical needs. Our mission is to pioneer a new branch of medicine based on the directed differentiation and transplant of allogenic cells to patients. Lineage believes it has a responsibility to serve, support, and be transparent with its stakeholders, and is committed to effectively managing Environmental, Social & Governance (ESG) issues.

Our Nominating and Corporate Governance Committee provides oversight of our practices and reporting with respect to sustainability matters. In 2022, we established an ESG Task Force, made up of key executives and cross-functional subject matter experts across our company. Our Board and its committees, working with the ESG Task Force, provides strategic direction for our sustainability efforts and approves and oversees the selection and implementation of material sustainability initiatives.

In 2022, we began to engage with our internal and external stakeholders to help further inform our future direction and priorities. The three areas of focus for our sustainability program and strategy are (1) environmental, (2) social, and (3) governance. Lineage is focused not just on advancing its ESG efforts, but also on increasing transparency and communications concerning those efforts. To that end, we expect to publish our inaugural Sustainability Accounting Standards Board (SASB) Corporate Sustainability Report, providing an overview of our ESG program and reporting on certain key metrics under the SASB framework. The report will be available soon at https://lineagecell.com/wp-content/uploads/2023/07/Lineage_2022_ESG_R4.pdf.

Environmental

Lineage is committed to responsible environmental practices that include conservation of natural resources, pollution prevention, and reduction of waste. As climate change concerns become more prevalent, we recognize the need to comply with increased regulations and stricter environmental standards. With our dedication to human health, our efforts must go beyond medicine and into protecting and improving the entire ecosystem. While our environmental footprint is relatively small, we are striving to employ more sustainable practices. Examples of our commitment responsible environmental practices include:

●	Reusing and recycling our resources;

●	Reducing our water usage;

●	Supporting ethical treatment of animals in research; and

●	Responsibly disposing of our limited waste and prioritizing responsible carbon footprint principles as our facility needs evolve.

We have implemented ways to boost efficiency, such as utilizing high-efficiency electrical equipment including LED and motion detector lighting and high-efficiency HVAC units. Our headquarters are located in a facility that uses recycled water for irrigation. We also maintain hazardous waste and medical waste disposal policies and are further reviewing our water-use policy as it relates to our new lab space.

Social

Diversity, Equity, and Inclusion

We aim to provide equal opportunities to our workforce based on merit, while facilitating a corporate culture that values diversity. We are committed to fostering and embracing diversity, equity, and inclusion (DE&I) in the workplace, promoting a culture in which all employees have the opportunity to fully participate and are valued for their distinctive skills, experiences, and perspectives.

We strive to make our employees feel welcome and included. Lineage’s commitment to the LGBTQ+ community is reflected in our policies. We offer same-sex domestic partner benefits and have an anti-discrimination policy. We are a supporter of veteran communities and support a mentorship program designed to help veterans transition from the military into careers in biotech. As of December 31, 2022, women represented 64% of our workforce. Women and individuals from other underrepresented groups serve in many executive and senior leadership roles within Lineage and its subsidiary.

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Employees and Communities

Our employees are our biggest asset. We work hard to create a rewarding and supportive environment that empowers our employees to thrive. Components of these benefit programs include medical insurance, including PPO and HMO options and mental health services—with contributions to health-related premiums for employees and dependents, including registered domestic partners; Healthcare Flexible Spending Accounts (FSA); short-term and long-term disability; and a 401(k) savings plan with 5% employer match and pension programs specific to non-US employees.

We are committed to pay equity and regularly review our compensation program in an effort to ensure fair and inclusive pay practices. In addition to base salary and benefits, Lineage employees participate in incentive plans that support our organizational philosophy of allowing employees to share in our performance and success.

We also believe that investing in local communities to create social and economic outcomes is at the heart of generating social impact. We believe in giving back to the communities in which we live and work. Notable highlights during 2022 included:

●	We gave over $100,000 to community and volunteer initiatives.

●	We participated in a Classroom Partner (STEM in Title I Schools) program through Biocom, an association representing the California life science industry.

●	We established or expanded collaborations with organizations such as ASIA (American Spinal Injury Association), Spinal Cord Outcomes Partnership Endeavor (SCOPE), Wings for Life, and the Christopher and Dana Reeve Foundation.

Governance

Shareholder Favorable Governance

As a publicly-traded company, it is incumbent upon us to assure that our operations are conducted in a manner that is both consistent with environmental preservation and supportive of the entire community in which we operate. Our Board and senior leadership actively support and promote sound corporate governance and risk management across the company. This culture of accountability, integrity and transparency affirms our unwavering commitment to transforming patients’ lives.

Ethics and Business Conduct

We are committed to conducting our business in a manner that is fair, ethical, and responsible to earn and maintain the trust of our stakeholders. Our Code of Conduct and Ethics requires all of our directors, officers, and employees to conduct business in an ethical manner and in compliance with all applicable laws, rules, and regulations. Through the oversight of our Audit Committee, our compliance team oversees compliance with applicable laws and regulations and coordinates with subject matter experts throughout the business to identify, monitor, and mitigate compliance risks. Some highlights of our Ethics & Compliance program include:

●	We maintain and publish an insider trading policy.

●	We do not make contributions to any political campaigns, organizations, or parties.

●	We maintain a “Whistleblower Hotline.”

Risk Management

Our Board has responsibility for oversight of our risk management processes and regularly discusses with management our major risk exposures and strategies. We have implemented risk management programs designed to ensure compliance with applicable laws and regulations governing ethical business practices, including our relationships with suppliers and business partners, and our industry.

Our Audit Committee has oversight of our information security and regularly reviews our policies, systems, and controls. Our IT team works 24/7 and uses a combination of industry-leading tools and innovative technologies to help protect our stakeholder’s data. Our team members are responsible for complying with our data security standards and complete mandatory annual training to understand the behaviors and technical requirements necessary to keep patient’s personal identifiable information secure. We also offer ongoing education for team members to recognize and report suspicious activity. The primary goal of our data security program is to maintain defenses with industry best practices.

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EXECUTIVE OFFICERS

Set forth below are the names, ages, offices held, tenure and certain biographical information of each of our executive officers as of July 20, 2023.

Name	Age	Office(s)	Officer Since
Brian M. Culley	52	Chief Executive Officer and Director	September 2018
Jill A. Howe	47	Chief Financial Officer	November 2022
George A. Samuel III	43	General Counsel and Corporate Secretary	September 2021
Gary S. Hogge, D.V.M., Ph.D.	55	Senior Vice President of Clinical & Medical Affairs	March 2019

Mr. Culley’s biographical information is included above with those of the other members of our Board.

Jill A. Howe. Ms. Howe joined Lineage as Chief Financial Officer on November 14, 2022. Before joining Lineage, Ms. Howe most recently served as the Chief Financial Officer of DTx Pharma, Inc., a biotechnology company, a position she held from June 2021 through July 2022. Prior to joining DTx Pharma, from January 2018 to June 2021, Ms. Howe served as Vice President of Finance and Treasurer for Gossamer Bio, Inc. (Nasdaq: GOSS), a clinical-stage biopharmaceutical company. Prior to Gossamer Bio, she served as Controller & Director of Finance of Amplyx Pharmaceuticals, Inc., a biopharmaceutical company, from March 2016 to December 2017. She previously held positions, including as Controller and Director of Finance, at Receptos, Inc., a biotechnology company, and at Somaxon Pharmaceuticals, Inc., a specialty pharmaceutical company. Since November 2021, Ms. Howe has served on the board of directors of, and as the chair of the audit committee and as a member of the nominating committee of, Biora Therapeutics, Inc. (Nasdaq: BIOR), and since October 2021, has served on the board of directors of Codagenix Inc. Ms. Howe earned a B.S. in Accountancy from San Diego State University.

George A. Samuel III. Mr. Samuel joined Lineage as General Counsel and Corporate Secretary on September 1, 2021. Prior to joining Lineage, Mr. Samuel most recently served as Director, Senior Counsel for Lytx, Inc., where he managed the commercial legal operations for an international video telematics SaaS company, a position he held from January 2020 to August 2021. From February 2019 to December 2019, Mr. Samuel practiced corporate law at VLP Law Group LLC. From August 2016 to February 2019, Mr. Samuel served as VP, General Counsel and Corporate Secretary for Cardiff Oncology, Inc. (formerly known as Trovagene, Inc.), a clinical-stage biotechnology company focused on developing treatments in oncology. While at Cardiff Oncology, he advised on strategic, business development and operational decisions; oversaw capital raising efforts, regulatory compliance as well as SEC reporting; and managed intellectual property, including technology transfer and licensing. Mr. Samuel has also practiced corporate law at Cooley LLP, DLA Piper LLP, and Winston & Strawn LLP, where he served as outside counsel to public and private companies in a variety of commercial transactions. Mr. Samuel received a J.D. from Columbia University School of Law, and a B.A. in Philosophy from Tufts University and is a member of the State Bar of California and New York.

Gary Hogge, D.V.M., Ph.D. Dr. Hogge joined Lineage as Senior Vice President of Clinical and Medical Affairs in February 2018. Dr. Hogge has more than 20 years of experience developing and supporting the commercialization of a number of products over a broad range of therapeutic areas. Dr. Hogge has held a variety of roles of increasing responsibility across multiple therapeutic areas in both clinical development and medical affairs. Previously Dr. Hogge was the Vice President of Medical Affairs at Questcor Pharmaceuticals, Inc. (QCOR) and before that held multiple leadership roles in both clinical development and medical affairs at Elan Pharmaceuticals including various responsibilities in the global clinical development of Tysabri® (natalizumab) in Crohn’s disease and multiple sclerosis, and for building and leading the medical affairs function. He served as medical director following the approval and launch of Tysabri. Prior to those accomplishments, he worked in clinical development for Ceplene® (histamine dihydrochloride) at Maxim Pharmaceuticals and in the immunology research and development group at Pfizer. Dr. Hogge obtained his B.S. degree and D.V.M. from Colorado State University, his M.S. and Ph.D. from the University of Wisconsin-Madison and was a visiting scientist at the Queensland Institute of Medical Research (QIMR) in Brisbane, Australia.

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EXECUTIVE COMPENSATION

Overview

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, our Compensation Committee is committed to providing the information necessary to help our shareholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our executive compensation practices.

Our Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). Our Compensation Committee determines, or recommends to our Board for its determination, the terms and amount of executive compensation and grants of equity-based awards to executives, employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to our Compensation Committee concerning executive compensation and performance, but our Compensation Committee makes its own determination or recommendation to our Board with respect to the amount and components of compensation, including salary, bonus, target bonus percentages, and equity awards to executive officers, generally considering factors such as company performance, individual performance, and compensation paid by peer group companies.

Our executive compensation programs are designed to:

●	attract, motivate, and retain highly qualified executives;

●	align management and shareholder interests by tying a substantial percentage of executives’ compensation to financial performance of Lineage and its subsidiaries through the grant of equity awards;

●	reward superior performance by basing decisions regarding cash incentive compensation on the overall performance of executives; and

●	compensate executives at levels competitive with peer companies.

With respect to compensation matters for 2022, our Compensation Committee engaged Anderson to provide compensation consulting services and advice to our Compensation Committee, which included reviewing the peer group of companies used in evaluating executive and director compensation; providing information on executive and director compensation market trends; collecting and analyzing market pay data on director and executive compensation; and, providing recommendations on our executive and director compensation programs. Anderson also made recommendations to our Compensation Committee with respect to pay mix components such as salary, bonus, and equity awards, and the target market pay percentiles in which executive compensation should fall so we can be competitive in executive hiring and retention.

In reviewing each executive’s overall compensation, our Compensation Committee considers an aggregate view of base salary and bonus opportunities, equity incentive grants, and the dollar value of benefits and perquisites. These factors are balanced against our financial position and capital resources. In making 2022 compensation decisions, our Compensation Committee reviewed market data for each named executive officer’s position, from the following peer group companies:

Aeglea Biotherapeutics, Inc.	Chimerix, Inc.	Leap Therapeutics, Inc.
Alaunos Therapeutics, Inc.	Fate Therapeutics, Inc.	Magenta Therapeutics, Inc.

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AlloVir, Inc.	Forma Therapeutics Holdings, Inc.	MeiraGTx Holdings plc
Apellis Pharmaceuticals, Inc.	Geron Corporation	Nkarta, Inc.
Atara Biotherapeutics, Inc.	Gritstone bio, Inc.	Poseida Therapeutics, Inc.
Athersys, Inc.	Harpoon Therapeutics, Inc.	Rubius Therapeutics, Inc.
BioAtla, Inc.	Infinity Pharmaceuticals, Inc.	Synlogic, Inc.
Celldex Therapeutics, Inc.	IVERIC bio, Inc.
Celularity Inc.	Jounce Therapeutics, Inc.

The peer group was recommended by Anderson and consisted of companies operating in the biopharmaceutical/biotechnology industry, generally with fewer than 150 employees, market capitalization between $150 million and $750 million, and a lead development program in Phase 2. The stage of clincial development of ourselves and many of our peers renders us and them pre-commercial, and so revenues were not a meaningful factor considered in selecting our peer group. Some companies in the peer group were outside of one or more of these parameters but were included because their business areas of focus were similar to ours.

Summary Compensation Table

The table below sets forth the compensation earned or paid to our executive officers identified below, who under SEC rules are considered our named executive officers, for 2022. Under SEC rules, the following individuals are considered a company’s named executive officers: (1) all individuals serving as the company’s principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, which for us was Mr. Culley; (2) the company’s two most highly compensated executive officers other than its principal executive officer who were serving as executive officers at the end of the last completed fiscal year, which for us were Ms. Howe and Mr. Samuel; and (3) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (2) but for the fact that the individual was not serving as an executive officer of the company at the end of the last completed fiscal year, which for us was Mr. Cook.

2022 Summary Compensation Table
Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)(2)	Option Awards ($)(3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Brian M. Culley	2022	$609,000	$—	$1,159,875	$268,503	$319,900	$15,250	$2,372,528
Chief Executive Officer	2021	$580,000	$—	$1,840,975	$—	$319,000	$14,500	$2,754,475

Jill A. Howe	2022	$55,019	$50,000	$934,900	$—	$20,500	$—	$1,060,419
Chief Financial Officer

George A. Samuel III	2022	$394,800	$—	$603,135	$39,057	$150,900	$15,250	$1,203,142
General Counsel and Corporate Secretary	2021	$125,333	$—	$1,154,743	$—	$50,300	$—	$1,330,376

Kevin L. Cook	2022	$222,316	$—	$603,135	$22,320	$—	$372,673	$1,220,444
Former Chief Financial Officer	2021	$214,773	$15,000	$1,316,550	$—	$86,200	$27,686	$1,660,209

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(1)	Ms. Howe commenced employment with us November 14, 2022. Mr. Cook resigned on July 8, 2022. The amounts reported in the table for each named executive officer represent the portion of earned compensation during the period of time such officer was in service with us.
(2)	The amounts in this column represent signing bonuses earned in connection with the applicable individual’s commencement of employment with us.
(3)	The amounts in this column represent the grant date fair value of stock options granted to the applicable individual during the applicable year. The grant date fair value and incremental fair value of the stock options were determined in accordance with ASC Topic 718, Compensation – Stock Compensation (ASC Topic 718). See Note 12, Stock-Based Awards to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for details as to the assumptions used to determine grant date fair value of the awards.
(4)	The amounts in the column represent the fair value of the restricted stock units (“RSUs”) granted during 2022. A portion of these awards contained a performance vesting condition which is only included in the grant date fair value under ASC Topic 718 if the criteria is determined to be probable. The fair market value of the stock awards assuming all performance vesting conditions were deemed probable would have been: (a) Brian Culley $442,610; (b) Kevin Cook $41,666; and (c) George Samuel $72,912.
(5)	The amounts in this column for 2022 represent cash paid to the applicable individual earned in 2022 and paid in 2023 under our annual performance-based incentive plan discussed under the heading “Elements of Compensation—Annual Performance Bonuses.”
(6)	The amounts in this column for 2022 represent: (a) for Mr. Culley and Mr. Samuel, 401(k) plan company-matching contributions of $15,250; and (b) for Mr. Cook, a severance payment of $318,975, 401(k) plan company-matching contributions of $12,247, payout of accrued paid time off at termination of employment of $22,631, and Consolidated Omnibus Budget Reconciliation Act (“COBRA”) group health insurance premiums of $18,820.

Narrative to Summary Compensation Table

Employment Agreements and Termination of Employment & Change in Control Arrangements

Mr. Culley, Ms. Howe and Mr. Samuel

In September 2022, we entered into amended and restated employment agreements with each of Messrs. Culley and Samuel, and in October 2022, we entered into an employment agreement with Ms. Howe. Such agreements were approved by our Board, upon the recommendation of its Compensation Committee.

The terms of the employment agreements for each executive are substantially the same other than with respect to annual salary amount, annual bonus target percentage, and potential benefits in connection with termination of employment.

The following is a brief description of certain terms of the employment agreements.

●	Each executive receives an annual salary (which for 2022 was $609,000 for Mr. Culley, $415,000 for Ms. Howe, and $394,800 for Mr. Samuel). The annual salary may be increased from time to time by our Board or its Compensation Committee in their sole discretion.

●	Each executive is eligible for an annual bonus targeted at a percentage of their then annual salary (which for 2022 was 55% for Mr. Culley and 40% for each of Ms. Howe and Mr. Samuel). The annual bonus target percentage may be increased from time to time by our Board or its Compensation Committee in their sole discretion. The amount of an executive’s annual bonus, if any, is subject to the approval of our Board or its Compensation Committee in their sole discretion. Under the terms of her agreement, for 2022, the amount of Ms. Howe’s annual bonus was prorated based on the number of days she was employed with us during 2022.

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●	Each executive may be eligible to participate in certain retirement, pension, life, health, accident and disability insurance, equity incentive plan or other similar employee benefit plans we may adopt for our executive officers or other employees.

●	Each executive receives paid time off and will be reimbursed for reasonably incurred travel and business expenses, in each case, in accordance with our company policies.

●	Each executive’s employment is “at will” and may be terminated at any time by the executive or us with or without cause.

●	The following summarizes the payments and other benefits to which each executive may be entitled if their employment is terminated for the reason specified.

Reason for Termination		Accrued Benefits	Cash Payments(1)	Other Benefits

●	By us for cause (as defined in the agreement)	We must pay the executive:	None.	None.

●	By the executive without good reason (as defined in the agreement)	● all accrued but unpaid salary earned prior to or as of the date of termination; and

●	Executive’s death or disability (as defined in the agreement)	● all accrued and unused paid time off earned prior to or as of the date of termination.

●	By us without cause	Same as above.	We must pay the executive:	We must pay 100% of the premium of any health insurance benefits under a company employee health insurance plan subject to COBRA for a specified number of months.(2)

●	By the executive with good reason		● an amount equal to a specified number of months(2) of their then-current base salary, payable in installments; and
● a certain percentage(3) of their target bonus for the year in which employment was terminated payable in a lump sum.

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●	By us without cause or by the executive with good reason within three months before or one-year after a change of control	Same as above.	Same as above except both payments are payable in a lump sum and both the number of months of base salary(4) and the percentage(5) of the target bonus increases.

Same as above except the number of months are 18 for Mr. Culley and 12 for each of Ms. Howe and Mr. Samuel.

Accelerated vesting of all then unexpired, unvested equity awards granted to the executive (with such acceleration occurring on the later of the change of control or the termination of employment) other than any awards that include both a performance-based vesting condition and a time-based vesting condition or that vest solely upon the achievement of a performance-based vesting condition (unless such performance-based vesting condition has been satisfied as of the date of termination).

(1) Payment and benefits are conditioned on the executive executing and delivering a release of claims in our favor.

(2) 12 months for Mr. Culley and 9 months for each of Ms. Howe and Mr. Samuel.

(3) 100% for Mr. Culley and a pro rata portion for each of Ms. Howe and Mr. Samuel.

(4) 18 months for Mr. Culley and 12 months for each of Ms. Howe and Mr. Samuel.

(5) 150% for Mr. Culley and 100% for each of Ms. Howe and Mr. Samuel.

In addition, under Ms. Howe’s employment agreement, she was granted a stock option to purchase 1,000,000 common shares with an exercise price equal to the closing price of our common shares on the grant date and that vests as to 25% of the shares subject to the option on the first anniversary of her start date with us, and the remainder of the shares will vest in a series of 36 successive substantially equal monthly installments thereafter, in each case, subject to her continued service with Lineage.

All payments made and benefits to each executive under their employment agreement are intended to comply with Section 409A of the Internal Revenue Code of 1986, and, to the extent practicable, the employment agreements will be interpreted and administered in a manner so that any amount or benefit payable thereunder will be paid or provided in a manner that is either exempt from or compliant with the requirements of Section 409A and applicable Internal Revenue Service guidance and Treasury Regulations issued thereunder.

Former Chief Financial Officer

On July 5, 2022, Mr. Cook notified us that he would be resigning as Chief Financial Officer of Lineage effective July 8, 2022. Mr. Cook’s resignation was not the result of any disagreement with us or our Board or any matter relating to our operations, policies, or practices. In connection with his resignation, we entered into a separation agreement with Mr. Cook pursuant to which, among other things, in exchange for full release of claims in our favor, we agreed to pay Mr. Cook $318,975, which is equal to 9 months’ of Mr. Cook’s base salary in effect immediately prior to his resignation, and to pay, for a period of up to 9 months, any health insurance benefits he was receiving at the time of his termination of employment under our employee health insurance plan subject to COBRA.

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In connection with his appointment as Chief Financial Officer in June 2021, we and Mr. Cook entered into an employment agreement pursuant to which Mr. Cook was paid an annual base salary of $405,000 and was eligible for an annual bonus targeted at 40% of his annual salary, as may be approved by our Board or its Compensation Committee in its discretion, based on the achievement of predetermined company and/or individual objectives set by our Board or its Compensation Committee, from time to time. In connection with his appointment as our Chief Financial Officer, Mr. Cook received an option to purchase 750,000 of our common shares, 25% of the shares underlying the option vested on the first anniversary of his start date with us and the remainder was scheduled to vest in 36 equal monthly installments thereafter, subject to his continued employment with us on each such date and the terms and provisions of our 2012 Equity Incentive Plan, pursuant to which such stock option was granted. Mr. Cook was also entitled to the standard benefits available to our employees generally, including health insurance.

Elements of Compensation

Base Salary

Our Compensation Committee or Board reviews the base salaries of our executive officers, including our named executive officers, from time to time and makes adjustments as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, contributions, responsibilities, experience, prior salary level, position (in the case of a promotion), and market conditions.

Annual Performance Bonuses

On September 20, 2022, our Board, upon the recommendation of its Compensation Committee, adopted an Executive Performance Incentive Bonus Plan (the “Performance-Based Incentive Plan”). The Compensation Committee is the administrator of the Performance-Based Incentive Plan. Under the terms of the Performance-Based Incentive Plan, for each participant, the Compensation Committee will generally establish (1) a target bonus amount (which it may adjust from time to time), (2) company performance goals and/or individual performance goals (together, “Performance Goals”), (3) the time period over which the achievement of Performance Goals will be assessed, which is generally our fiscal year (a “Performance Period”), and (4) the formula(s) for determining the bonuses payable under the Performance-Based Incentive Plan. Performance Goals may be given such weight as determined by the Compensation Committee and may differ among participants. The Compensation Committee, in its discretion, will determine the bonus amounts payable under the Performance-Based Incentive Plan. The actual bonuses, if any, awarded each year may vary from target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of our Compensation Committee.

Each of our named executive officers was a participant in, and eligible to receive a bonus under, the Performance-Based Incentive Plan for 2022, other than Mr. Cook who resigned in July 2022. For each of our named executive officers who were participants in the Performance-Based Incentive Plan for 2022, their bonus amount was determined by multiplying (1) their target annual bonus amount (which was a percentage of their 2022 annual salary—55% for Mr. Culley and 40% for each of Ms. Howe and Mr. Samuel) by (2) our overall level of achievement of the Performance Goals for 2022, as determined by our Board and Compensation Committee. As discussed below, because Ms. Howe commenced employment with us in November 2022, her 2022 annual performance bonus was pro-rated.

In March 2023, our Board and Compensation Committee assessed our performance against each of the Performance Goals for 2022, and determined that overall achievement level was 95.5%, as illustrated in the table below. The table below also describes the Performance Goals for 2022, their respective weightings for purposes of determining the level of achievement, and the achievement level of each Performance Goal as determined by our Board and Compensation Committee.

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Goal	Weighting	Achievement Level	Weighting x Achievement Level
(1)OpRegen® Program Progress	20%	100%	20%
(2)OPC1 Program Progress	10%	85%	8.5%
(3)VAC2 Program Progress	10%	100%	10%
(4)Auditory Neuron Program Progress	5%	100%	5%
(5)General Corporate Improvements	5%	100%	5%
(6)Shareholder Value (absolute and relative to benchmarks)	21%	75%	16%
(7)Partnership/Business Development Activity	13%	85%	11%
(8)Financial Management (quality of spending and capital raising activity)	8%	150%	12%
(9)Investor Engagement (quality/size of new investors, analysts)	8%	100%	8%
Total	100.0%		95.5%

In their assessment of our performance against each of the Performance Goals for 2022, and in making their determination as to the achievement level of such Performance Goals, our Board and Compensation Committee considered that we:

(1)	continued to support our partners, Roche and Genentech, in connection with our exclusive worldwide collaboration and license agreement for the development and commercialization of OpRegen for the treatment of ocular disorders, including advanced dry age-related macular degeneration with geographic atrophy, including in connection with Roche’s initiation of a Phase 2a clinical study for OpRegen;
(2)	submitted regenerative medicine advanced therapy (RMAT) materials to support our OPC1 program in spinal cord injury;
(3)	submitted pre-Investigational New Drug (IND) application briefing package to the U.S. Food and Drug Authority to support our VAC2 program in oncology;
(4)	made process development improvements and completed other activities in support of planned preclinical testing;
(5)	established a new U.S. research and development facility and expanded our current good manufacturing practices (GMP) manufacturing facility in Israel;
(6)	efficiently managed our budget to strengthen our balance sheet; and
(7)	outperformed our peers and the broad indices in total shareholder return during the year ended December 31, 2022 and received expanded analyst coverage.

Accordingly, our Board and Compensation Committee approved cash performance bonuses for each of Mr. Culley, Ms. Howe and Mr. Samuel in the amounts reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, above. As described under “Narrative to Summary Compensation Table—Employment Agreements and Termination of Employment & Change in Control Arrangements,” above, Ms. Howe’s annual performance bonus was pro-rated because she commenced employment with us in November 2022.

Other Benefits

We maintain a 401(k) defined contribution employee retirement plan for all of our employees. Employee contributions are voluntary and are determined on an individual basis, limited to the maximum amounts allowable under U.S. federal tax regulations. We provide a safe harbor contribution of up to 5.0% of the employee’s compensation, not to exceed eligible limits, and subject to employee participation.

We do not have any annuity, pension or deferred compensation plan or other arrangements for our executive officers or any employees.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning equity awards held by our named executive officers that were outstanding as of December 31, 2022:

		Option Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options exercisable(#)	Number of securities underlying unexercised options unexercisable (#)(1)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested(#)		Market value of shares of units of stock that have not vested($)(2)
Brian M. Culley	9/17/2018	1,854,000	—		1.87	9/17/2028	—		—
	3/17/2020	547,893	385,407	(3)	0.69	3/17/2030	—		—
	3/15/2021	509,731	655,369		2.43	3/15/2031	—		—
	2/11/2022	—	—		—	—	249,993	(4)	156,689
	3/10/2022	—	1,250,000		1.40	3/10/2032	300,000	(5)	16,497
George A. Samuel III	9/1/2021	217,187	477,813		2.55	9/1/2031	—		—
	2/11/2022	—	—		—	—	48,608	(4)	30,464
	3/10/2022	—	650,000		1.40	3/10/2032	—		—
Jill A. Howe	11/14/2022	—	1,000,000		1.36	11/14/2032	—		—

(1)	The shares subject to options vest as to 25% of the shares subject to the option on the first anniversary of the grant date, and the balance vest in equal monthly installments over the three years thereafter, subject to the executive’s continued service with Lineage.
(2)	Market value of stock awards calculated as of December 31, 2022, which were calculated in accordance with ASC Topic 718. For stock awards which contained a performance vesting condition there is no market value unless the performance criteria is determined to be probable. For stocks awards which contain a market condition the value of these awards was determined using a Monte Carlo simulation. See footnotes (4) and (5) below for additional information.
(3)	This option was granted on March 17, 2020 under the Lineage Cell Therapeutics, Inc. 2012 Equity Incentive Plan (the “2012 Plan”). When the 2012 Plan was approved, it provided that no participant may be granted options and stock appreciation rights with respect to more than 1,000,000 shares in the aggregate per year. However, in accordance with the terms of the 2012 Plan, this per-participant limit was automatically increased to 1,236,000 shares as a result of our sale of shares of AgeX Therapeutics, Inc. to Juvenescence Limited in August 2018. Accordingly, this option did not exceed the per-participant limit in the 2012 Plan.
(4)	Represents RSUs granted on February 11, 2022 to certain employees, including our named executive officers, to further align their interests with the achievement of certain development milestones. For each RSU, half of the common shares subject to the RSU will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to the employee’s continued service with Lineage, and the other half will vest in connection with the achievement of certain development milestones.
(5)	Represents RSUs granted on March 10, 2022, 100,000 of which would have vested on or prior to March 9, 2023, and 100,000 will vest on or prior to each of the second and third anniversaries of such date, in each case upon the achievement of certain per share performance targets, calculated based on the trailing 20-day volume weighted average price of our common shares as of the date of determination. If such per share performance targets are not achieved by the applicable vesting date, then such RSUs will be forfeited. The 100,000 RSUs that would have vested on or prior to March 9, 2023 were forfeited.

Consideration of Shareholder Advisory Vote on Executive Compensation

The results of the advisory vote of our shareholders on the compensation of our named executive officers (commonly called the “say-on-pay” vote) at our 2022 annual meeting of shareholders showed that approximately 98% of the votes cast “FOR” or “AGAINST” on the “say-on-pay” vote approved the compensation of our named executive officers during 2022. Our Compensation Committee carefully evaluated and considered the results of this advisory vote and concluded that our shareholders generally supported our executive compensation program and we did not make significant changes to our executive compensation program for 2022. Our Compensation Committee expects to continue to consider the outcome of our “say-on-pay” votes and our shareholders’ views when making future compensation decisions for our named executive officers.

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PAY VERSUS PERFORMANCE

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how Lineage or our Board or the Compensation Committee view the link between Lineage’s performance and named executive officer pay, and neither our Board nor the Compensation Committee uses CAP (as defined below) as the basis for making compensation decisions. For additional information about our pay-for-performance philosophy and how we align executive compensation with performance, please see the section titled “Executive Compensation” above.

Required Tabular Disclosure of Pay Versus Performance

The following table reports the compensation of our Chief Executive Officer, who is our principal executive officer (“PEO”), and the average compensation of our other named executive officers (“Non-PEO NEOs”) as reported in the Summary Compensation Table (the “SCT”) in the section titled “Executive Compensation,” above, for the past two fiscal years (“FYs”), as well as the Compensation Actually Paid (“CAP”) as calculated under new SEC pay-versus-performance disclosure requirements. The disclosure covers our two most-recent FYs, which will expand to three years in next year’s proxy statement, assuming we continue to be a “smaller reporting company” as defined in SEC rules.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income (Loss) (5) (in thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$2,372,528	$(135,374)	$1,161,335	$(536,777)	$66.48	$(26,273)
2021	$2,754,475	$3,997,183	$1,495,292	$818,381	$139.20	$(43,019)

(1)	The amounts reported in column (b) are the amounts of total compensation reported for Brian Culley for each corresponding year in the “Total” column of the SCT.
(2)	The amounts reported in column (c) and (e) represent the amount of CAP for Mr. Culley and the average amount of CAP for the Non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Culley or to the Non-PEO NEOs as a group, respectively, during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation reported for Mr. Culley in the SCT and to the average total compensation reported for the Non-PEO NEOs in the SCT for each year to determine the CAP:

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	2022		2021
	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs
Total Compensation from SCT	$2,372,528	$1,161,335	$2,754,474	$1,495,292
Deduct: Value of Option Awards and Stock Awards Reported in SCT for the Covered FY	(1,428,378)	(734,182)	(1,855,475)	(1,235,646)
Add: Year End Fair Value of Equity Awards Granted During the Covered FY that Remain Outstanding and Unvested as of Last Day of the Covered FY	1,107,535	215,389	1,824,780	558,735
Add (Deduct): Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(1,104,920)	(284,721)	652,690	-
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the FY	-	-	-	-
Add (Deduct): Year over Year Change in Fair Value of Equity Awards Granted in Prior FY that Vested in the FY	(1,082,138)	(33,681)	620,713	-
(Deduct): Year End Fair Value at the end of the applicable Prior FY of any Awards Granted during any Prior FY that were Forfeited during the Covered FY	-	(860,917)	-	-
Compensation Actually Paid (as defined by SEC rule)	$(135,374)	$(536,777)	$3,997,183	$818,381

(3)	The amounts reported in column (d) represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the SCT in each applicable year. Our Non-PEO NEOs for purposes of calculating the average amounts are Jill A. Howe, George A. Samuel III and Kevin L. Cook for 2022, and Messrs. Samuel and Cook for 2021.
(4)	The amounts reported in column (f) reflect the cumulative total shareholder return (“TSR”) of our common stock for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(5)	The amounts reported in column (g) represent net income (loss) reflected in our audited financial statements for the applicable FY.

Required Disclosure of the Relationship Between CAP and TSR and Net Income

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, CAP for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable FYs.

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All information provided above in this “Pay Versus Performance” section will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

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PRINCIPAL SHAREHOLDERS

The table below sets forth certain information, as of July 20, 2023 (the “Measurement Date”), regarding the beneficial ownership of our common shares for: (1) each person known by us to be the beneficial owner of more than 5% of our common shares (“5% Shareholders”); (2) each of our directors; (3) each of our named executive officers; and (4) all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with applicable SEC rules, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any common shares as to which a person has sole or shared voting power or investment power and any common shares that the person has the right to acquire within 60 days after the Measurement Date through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us and on SEC filings, that each of the persons named in table below has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the tables below is based on 174,752,271 common shares issued and outstanding on the Measurement Date. In computing the number of common shares beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all common shares subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after such date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the address for each person listed in the table below is c/o Lineage Cell Therapeutics, Inc., 2173 Salk Avenue, Suite 200, Carlsbad, CA 92008.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders
Broadwood Partners, L.P.(1)	35,203,113	20.2%
Named Executive Officers and Directors
Neal C. Bradsher(1)	35,203,113	20.2%
Alfred D. Kingsley(2)	7,119,242	4.1%
Brian M. Culley(3)	3,956,473	2.2%
Michael H. Mulroy(4)	438,555	*
Angus C. Russell(5)	267,500	*
Don M. Bailey(6)	302,647	*
Deborah Andrews(7)	195,578	*
Dipti Amin(8)	205,000	*
Anula Jayasuriya(9)	170,000	*
George A. Samuel III(10)	594,848	*
Jill A. Howe	-	*
Kevin L. Cook	-	*
All executive officers and directors as a group (12 persons)(11)	49,128,964	28.1%

* Less than 1%

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(1)	Includes: (i) 34,935,485 shares owned by Broadwood Partners, L.P.; (ii) 87,628 shares owned by Neal C. Bradsher; and (iii) 180,000 shares that may be acquired by Mr. Bradsher upon the exercise of options that are presently exercisable or may become exercisable within 60 days of the Measurement Date. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., and Mr. Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. may be deemed to beneficially own the shares that Broadwood Partners, L.P. owns. Mr. Bradsher disclaims beneficial ownership of the shares held by Broadwood Partners, L.P. except to the extent of his pecuniary interest therein. The Address of the foregoing entities and Mr. Bradsher is c/o Broadwood Capital, Inc., 142 West 57th Street, 11th Floor, New York, New York 10019.
(2)	Includes: (i) 1,043,346 shares owned by Greenbelt Corporation; (ii) 375,351 shares owned by Greenway Partners, L.P.; (iii) 5,430,545 shares owned solely by Alfred D. Kingsley; and (iv) 270,000 shares that may be acquired by Mr. Kingsley upon the exercise of options that are presently exercisable or may become exercisable within 60 days of the Measurement Date. Mr. Kingsley controls Greenbelt Corp. and Greenway Partners, L.P. and may be deemed to beneficially own the shares that Greenbelt Corp. and Greenway Partners, L.P. own.
(3)	Includes: (i) 126,399 shares held directly by Mr. Culley; and (ii) 3,830,074 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(4)	Includes: (i) 258,555 shares held directly by Mr. Mulroy; and (ii) 180,000 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(5)	Includes: (i) 87,500 shares held directly by Mr. Russell; and (ii) 180,000 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(6)	Includes: (i) 62,647 shares held directly by Mr. Bailey; (ii) 240,000 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(7)	Includes: (i) 15,578 shares held directly by Ms. Andrews; and (ii) 180,000 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(8)	Includes: (i) 35,000 shares held directly by Ms. Amin; and (ii) 170,000 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(9)	Includes no shares held directly by Ms. Jayasuriya; and 170,000 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(10)	Includes (i) 3,598 shares held directly by Mr. Samuel; and (ii) 591,250 shares that may be acquired upon the exercise of options that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.
(11)	Includes: (i) 42,469,342 shares held by our executive officers and directors; and (ii) 6,659,622 shares that may be acquired upon the exercise of options held by our executive officers and directors that are presently exercisable or that may become exercisable within 60 days of the Measurement Date.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated Dipti Amin, Deborah Andrews, Don Bailey, Neal C. Bradsher, Brian M. Culley, Alfred D. Kingsley, Anula Jayasuriya, Michael H. Mulroy and Angus C. Russell for election at the Meeting and to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified. For more information about each nominee, see the section titled “Board of Directors” in this Proxy Statement. The director nominees have indicated that they are willing and able to serve as directors.

Unless authority to vote for any of the director nominees is withheld in a proxy, shares represented by proxies will be voted “FOR” all director nominees identified above. In the event that any director nominee becomes unavailable for reelection as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee, if any, as our Board may propose.

It is the intention of the persons named in the proxy solicited by our Board, unless the proxy specifies otherwise, to vote the shares represented by such proxy “FOR” the election of the nominees identified above. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by our Board.

OUR BOARD RECOMMENDS A VOTE “FOR”

EACH NOMINEE NAMED ABOVE

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PROPOSAL 2 - RATIFICATION OF THE SELECTION OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm. Our Board proposes and recommends that the shareholders ratify the selection of Withum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Withum has served as our independent registered public accounting firm since July 2021 following its acquisition of certain assets of our prior independent auditors, OUM & Co. LLP. See “Change in Auditors,” below.

Our Board and its Audit Committee believe that the continued retention of Withum as our independent registered public accounting firm is in the best interests of Lineage and our shareholders. Shareholder ratification of the selection of Withum as our independent registered public accounting firm is not required by California law, our articles of incorporation, or our bylaws. However, the selection of Withum to our shareholders for ratification is being submitted as a matter of good corporate practice. If our shareholders do not ratify the selection, our Audit Committee will reconsider whether to retain the firm for the audit engagement for the 2023 fiscal year. Even if the selection is ratified, our Audit Committee in its discretion may nevertheless direct the appointment of a different independent registered public accounting firm at any time if our Audit Committee determines that such a change would be in the best interests of Lineage and its shareholders.

We expect that a representative of Withum will be present at the Meeting, in person or by phone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table shows the audit fees billed by Withum for the audit of our annual consolidated financial statements for our last two fiscal years. Other than audit fees, no other fees were billed or are expected to be billed by Withum for either of our last two fiscal years.

	2021	2022
Audit Fees	$457,046	549,049
Total Fees	$457,046	549,049

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services are generally limited to tax services, such as advice and planning, and financial due diligence services. All fees for non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. Our Audit Committee may delegate to one or more designated members of our Audit Committee the authority to grant pre-approvals, provided such approvals are presented to our Audit Committee at a subsequent meeting.

Change in Auditors

In July 2021, Withum acquired certain assets of OUM & Co. LLP (“OUM”) in a transaction pursuant to which the professional staff and the partners of OUM joined Withum either as employees or partners of Withum. As a result of this transaction, on July 20, 2021, OUM resigned as our independent registered public accounting firm, and, with the approval of the Audit Committee, Withum was engaged as our independent registered public accounting firm.

The audit report of OUM on our consolidated financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report for the year ended December 31, 2019 included an explanatory paragraph relating to the change in our method of accounting for revenue in 2018 due to the adoption of Financial Accounting Standards Board (United States) Accounting Standard Codification Topic No. 606, Revenue from Contracts with Customers.

During the years ended December 31, 2020 and 2019, and during the interim period from December 31, 2020 through July 20, 2021, the date of OUM’s resignation, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with OUM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to such disagreement in its reports, and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2020 and 2019, and during the interim period from December 31, 2020 through the date we engaged Withum, we did not consult with Withum regarding application of accounting principles to a specified transaction, either completed or proposed, or regarding the type of audit opinion that might be rendered by Withum on our consolidated financial statements, and Withum did not provide any written or oral advice that was an important factor we considered in reaching a decision as to any such accounting, auditing or financial reporting issue.

OUR BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our 2017 annual meeting of shareholders, our Board recommended that our shareholders vote to hold the advisory vote on the compensation of our named executive officers (commonly referred to as the “say-on-pay” vote) on an annual basis. Approximately 94% of the votes cast at our 2017 annual meeting of shareholders were for the recommendation of our Board, and in response we have held say-on-pay votes annually since 2017. The say-on-pay vote is not intended to address any specific compensation item, but rather our overall approach to the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules in the “Executive Compensation” section of Proxy Statement (which includes the related compensation tables included in the “Executive Compensation” section of this Proxy Statement and narrative discussion).

As described under the heading “Executive Compensation—Overview,” our executive compensation programs are designed to:

●	attract, motivate, and retain highly qualified executives;

●	align management and shareholder interests by tying a substantial percentage of executives’ compensation to financial performance of Lineage and its subsidiaries through the grant of equity awards;

●	reward superior performance by basing decisions regarding cash incentive compensation on the overall performance of executives; and

●	compensate executives at levels competitive with peer companies.

Our Compensation Committee seeks to provide our named executive officers’ total compensation at a level competitive with the compensation paid to officers in similar positions at our peer companies in the biotechnology industry. Our Compensation Committee has approved salary increases and authorized the payment of cash bonuses based on its review of the performance of Lineage and its subsidiaries, the performance of individual executive officers, and the compensation paid by our peer companies. Our executive compensation program also includes performance-based compensation through the grant of equity awards. Equity awards are intended to align the interest of our executives with those of our shareholders because the value realized, if any, by the recipient from an equity award depends upon the increases in the price of our common shares. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation programs, including information about the fiscal year 2022 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in “Executive Compensation” section of this Proxy Statement. This proposal, sometimes called “say-on-pay,” gives our shareholders the opportunity to express their views on our named executive officers’ compensation. Accordingly, our Board is asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the Meeting:

“RESOLVED, that Lineage’s shareholders approve, on an advisory basis, the compensation paid to Lineage’s named executive officers, as disclosed in Lineage’s Proxy Statement for the 2023 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

Our shareholders’ vote on this proposal is only advisory and is not binding on Lineage, our Compensation Committee, or our Board. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

OUR BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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PROPOSAL 4 - ADVISORY VOTE ON THE FREQUENCY OF CONDUCTING

FUTURE ADVISORY VOTES ON THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

As described in Proposal 3 above, our shareholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, this proposal 4 affords shareholders the opportunity to cast an advisory vote for their preference as to how often we should seek future say-on-pay votes. By voting on this proposal 4, shareholders may indicate whether they would prefer to have the say-on-pay vote every year, every two years, or every three years.

After careful consideration of the various arguments supporting each frequency level, our Board believes that conducting the say-on-pay advisory vote on executive compensation each year is appropriate for Lineage and our shareholders at this time. Our Board believes that holding the advisory vote annually will allow our shareholders to express their views and provide timely and direct input on our executive compensation program, policies and practices as disclosed in the proxy statement each year. Submitting the say-on-pay vote to shareholders on an annual basis is also consistent with our efforts to engage in an ongoing dialogue with our shareholders on corporate governance matters so that our Compensation Committee can consider such discussions and the outcome of the advisory vote in its compensation planning for the fiscal year following such vote.

Shareholders are being asked for their opinions on the frequency of the say-on-pay vote, and are not voting to approve or disapprove the recommendation of our Board. Although the vote on this proposal is advisory, and therefore not binding on Lineage, our Board, or our Compensation Committee, our Board and Compensation Committee value the opinions and input from our shareholders and will consider the outcome of the vote when making a decision regarding the frequency of conducting future say-on-pay votes.

Shareholders may cast their advisory vote on the preferred voting frequency of future say-on-pay votes by choosing the option of every one year, two years, or three years, or abstain from voting, when presented with the following resolution:

“RESOLVED, that the shareholders of Lineage Cell Therapeutics, Inc. determine, on an advisory basis, that the frequency with which the shareholders wish to have an advisory vote on the compensation of the company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules is:

Choice 1 –	EVERY YEAR
Choice 2 –	EVERY TWO YEARS
Choice 3 –	EVERY THREE YEARS
Choice 4 –	ABSTAIN FROM VOTING

OUR BOARD RECOMMENDS A VOTE OF “EVERY YEAR” ON THIS PROPOSAL

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PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO THE

LINEAGE CELL THERAPEUTICS, INC. 2021 EQUITY INCENTIVE PLAN

We are asking our shareholders to approve an amendment to the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) that, if approved, will make an additional 19,500,000 common shares available for the sale or grant of stock options or other equity-based compensation awards (“Awards”) under the 2021 Plan (the “2021 Plan Amendment”).

The 2021 Plan was approved by our shareholders at our 2021 annual meeting. When we solicited shareholder approval of the 2021 Plan, we stated that, absent any unforeseen circumstances, we anticipated seeking shareholder approval of an increase in the number of shares available for Awards under the 2021 Plan in 2023. The Board, upon the recommendation of its Compensation Committee, adopted the 2021 Plan Amendment, subject to shareholder approval. A description of the material terms of the 2021 Plan Amendment is set out below. Such description is qualified in its entirety by the text of the 2021 Plan Amendment, which is set out in Appendix B to this Proxy Statement.

Why You Should Approve the 2021 Plan Amendment

The 2021 Plan, through the granting of Awards, is intended to help us secure and retain the services of employees, directors and consultants, provides incentives for such persons to exert maximum efforts for our success, and provides a means by which such persons may benefit from increases in value of our common shares.

In addition, stock options and other Awards are an important part of our employee and director compensation packages. Our Board believes that our ability to attract and retain the services of employees, consultants, and directors depends in great measure upon our ability to provide the kind of incentives that are derived from the ownership of stock and stock options that are offered by other pharmaceutical development and biotechnology companies. We believe that we will be placed at a serious competitive disadvantage in attracting and retaining capable employees, consultants, and directors at a critical time in our corporate development, unless the number of shares available under the 2021 Plan is increased at this time. The 2021 Plan Amendment will also allow us to continue to grant equity incentives to secure and retain the services of our employees, directors and consultants, and to continue to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our shareholders. Absent any unforeseen circumstances, our Board believes that amending the 2021 Plan to make 19,500,000 additional common shares available for the grant of Awards will fulfill our equity compensation needs through and including our annual grants in 2025.

The 2021 Plan Combines Compensation and Governance Best Practices

The 2021 Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

●	Shareholder approval is required for additional shares. The 2021 Plan does not contain an annual “evergreen” provision. The 2021 Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares under the 2021 Plan in excess thereof.

●	Fungible share counting structure. The 2021 Plan contains a “fungible share counting” structure, whereby the number of our common shares available for issuance under the 2021 Plan will be reduced by: (i) one share for each share issued pursuant to a stock option or stock appreciation right granted under the 2021 Plan with an exercise or strike price that is at least 100% of the fair market value of our common shares on the date of grant (an “appreciation award”); and (ii) 1.50 shares for each share issued pursuant to an equity award granted under the 2021 Plan that is not an appreciation award (a “full value award”). This structure helps ensure that we are using the share reserve effectively and with regard to the value of each type of award.

●	No liberal share counting. The following shares will not become available again for issuance under the 2021 Plan: (i) shares that are reacquired or withheld (or not issued) by Lineage to satisfy the exercise, strike or purchase price of an award granted under the 2021 Plan; (ii) shares that are reacquired or withheld (or not issued) by Lineage to satisfy a tax withholding obligation in connection with an award granted under the 2021 Plan; (iii) shares repurchased by Lineage on the open market with the proceeds of the exercise, strike or purchase price of an award granted under the 2021 Plan; and (iv) in the event that a stock appreciation right granted under the 2021 Plan is settled in shares, the gross number of shares subject to such stock appreciation right.

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●	Minimum vesting requirement. The 2021 Plan provides that no award may vest until at least 12 months following the date of grant of such award (excluding any award granted to a non-employee director that vests on the earlier of the first anniversary of the date of grant or Lineage’s next annual meeting of shareholders), except that shares up to 5% of the share reserve of the 2021 Plan may be issued pursuant to awards that do not meet such vesting requirements.

●	Repricing is not allowed. The 2021 Plan prohibits the repricing of stock options and stock appreciation rights granted under the 2021 Plan without prior shareholder approval.

●	No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2021 Plan must have an exercise price equal to or greater than the fair market value of our common shares on the date the stock option or stock appreciation right is granted.

●	Limit on non-employee director compensation. The aggregate value of all cash and equity-based compensation paid or granted by us to any individual for service as a non-employee director with respect to any fiscal year of Lineage will not exceed a total of $1,000,000. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

●	Restrictions on dividends. The 2021 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any of our common shares subject to an award granted under the 2021 Plan before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

●	Specific disclosure of equity award vesting upon a change in control. The 2021 Plan specifically provides that in the event of a change in control of Lineage, if the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards granted under the 2021 Plan, or substitute similar awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the change in control, the vesting of such awards will be accelerated in full (and with respect to any performance-based awards, vesting will be deemed to be satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance measured in accordance with the applicable performance goals as of the date of the change in control).

●	No liberal change in control definition. The change in control definition in the 2021 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2021 Plan to be triggered.

Overhang

The following table provides certain information regarding our equity incentive program as of July 20, 2023:

Total number of common shares subject to outstanding stock options	22,830,069
Weighted-average exercise price of outstanding stock options	$1.73
Weighted-average remaining term of outstanding stock options	7.41 years
Total number of common shares subject to outstanding full value awards	759,013
Total number of common shares available for grant under the 2021 Plan(1)	6,274,822
Total number of common shares outstanding	174,752,271
Per-share closing price of common shares as reported on NYSE American	$1.48

(1) There were no shares available for grant under any of our other equity incentive plans.

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We Manage Our Equity Award Use Carefully

We continue to believe that equity awards such as stock options and restricted stock units are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant equity awards to substantially all of our employees. However, we recognize that equity awards dilute existing shareholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” in a manner intended to maximize shareholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees.

The Size of Our Share Reserve Request Is Reasonable

If this proposal is approved by our shareholders, then subject to adjustment for certain changes in our capitalization, we will have 25,769,022 shares available for grant under the 2021 Plan, plus the Prior Plan Returning Shares (as defined in the 2021 Plan and described below), as such shares become available from time to time. Absent any unforeseen circumstances, we anticipate seeking shareholder approval of an increase in the number of shares available for Awards under the 2021 Plan in 2025.

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive program for the fiscal years indicated.

	Fiscal Year
	2022		2021	2020
Total number of common shares subject to stock options granted	7,297,800		6,245,200	5,256,200
Total number of common shares subject to full value awards granted	994,424		0	0
Weighted-average number of common shares outstanding	169,791,590		164,501,772	150,044,154
Burn Rate(1)	4.88	(2)	3.80	3.50

(1) Burn Rate is calculated as (common shares subject to stock options granted plus common shares subject to full value awards granted) / weighted average common shares outstanding.

(2) In March 2022, we issued a stock option award to purchase 650,000 common shares to Mr. Cook, our former Chief Financial Officer. Mr. Cook resigned in July 2022 and the stock option award issued to him in March 2022 was forfeited in its entirety. In November 2022, we issued a “new hire” award (an option to purchase 1,000,000 common shares) to Ms. Howe in connection with her appointment as our Chief Financial Officer. Excluding the new hire award issued to Ms. Howe, the Burn Rate for fiscal year 2022 would have been 4.29%.

Description of the 2021 Plan

The following is a summary of the principal features of the 2021 Plan, as currently in effect. The summary is qualified in its entirety by the text of the 2021 Plan which is set out in Appendix B to this Proxy Statement. As discussed above, the 2021 Amendment makes no changes to the 2021 Plan other than to increase the number of common shares available for grant of Awards under the 2021 Plan by 19,500,000.

Purpose

The 2021 Plan is designed to secure and retain the services of our employees, directors and consultants, incentivize our employees, directors and consultants to exert maximum efforts for the success of Lineage and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common shares.

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Types of Awards

The 2021 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of our common shares that may be issued under the 2021 Plan will not exceed the sum of (i) 15,000,000 shares and (ii) the Prior Plan Returning Shares (as defined in the 2021 Plan and described below), as such shares become available from time to time.

The term “Prior Plan Returning Shares” refers to the following common shares: (i) any shares subject to an award granted under the Lineage Cell Therapeutics, Inc. 2012 Equity Incentive Plan (the “2012 Plan”) that was outstanding as of the date of our 2023 annual meeting of shareholders, September 13, 2021 (a “Prior Plan Award”) that on or following September 13, 2021 are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares subject to a Prior Plan Award that on or following September 13, 2021 are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares issued pursuant to a Prior Plan Award that on or following September 13, 2021 are forfeited back to or repurchased by Lineage because of a failure to vest.

The share reserve of the 2021 Plan will not be reduced by any of the following common shares and such shares will remain available for issuance under the 2021 Plan: (i) any shares subject to an award granted under the 2021 Plan that are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; and (ii) any shares subject to an award granted under the 2021 Plan that are not issued because such award or any portion thereof is settled in cash.

Any common shares issued pursuant to an award granted under the 2021 Plan that are forfeited back to or repurchased by Lineage because of a failure to vest (the “2021 Plan Returning Shares”) will revert to the share reserve of the 2021 Plan and become available again for issuance under the 2021 Plan.

The following common shares will not revert to the share reserve of the 2021 Plan or become available again for issuance under the 2021 Plan: (i) any shares that are reacquired or withheld (or not issued) by Lineage to satisfy the exercise, strike or purchase price of an award granted under the 2021 Plan or a Prior Plan Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (ii) any shares that are reacquired or withheld (or not issued) by Lineage to satisfy a tax withholding obligation in connection with an award granted under the 2021 Plan or a Prior Plan Award; (iii) any shares repurchased by Lineage on the open market with the proceeds of the exercise, strike or purchase price of an award granted under the 2021 Plan or a Prior Plan Award; and (iv) in the event that a stock appreciation right granted under the 2021 Plan or the 2012 Plan is settled in common shares, the gross number of common shares subject to such award.

The number of common shares available for issuance under the 2021 Plan will be reduced by: (i) one share for each share issued pursuant to an appreciation award granted under the 2021 Plan; and (ii) 1.50 shares for each share issued pursuant to a full value award granted under the 2021 Plan.

The number of common shares available for issuance under the 2021 Plan will be increased by: (i) one share for each Prior Plan Returning Share or 2021 Plan Returning Share subject to an appreciation award; and (ii) 1.50 shares for each Prior Plan Returning Share or 2021 Plan Returning Share subject to a full value award.

Eligibility

All of our employees, non-employee directors and consultants are eligible to participate in the 2021 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2021 Plan only to our employees, including our affiliates’ employees.

As of the record date for the Meeting, we, and our affiliates, had approximately 65 employees, eight non-employee directors and approximately 100 consultants.

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Administration

Our Board previously delegated concurrent authority to our Compensation Committee to administer the 2021 Plan, but may, at any time, re-vest in itself some or all of the power delegated to our Compensation Committee. Our Board and Compensation Committee are each considered to be a “Plan Administrator” for purposes of this proposal.

Subject to the terms of the 2021 Plan, the Plan Administrator determines the recipients, the types of Awards to be granted, the number of our common shares subject to or the cash value of Awards, and the terms and conditions of Awards granted under the 2021 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of Awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an Award and the exercise or strike price of stock options and stock appreciation rights granted under the 2021 Plan.

Repricing; Cancellation and Re-Grant of Awards

Under the 2021 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common shares in exchange for cash or other Awards without obtaining the approval of our shareholders. Such approval must be obtained within 12 months prior to such an event.

Minimum Vesting Requirements

Under the 2021 Plan, no Award may vest until at least 12 months following the date such Award was granted (excluding any Award granted to a non-employee director that vests on the earlier of the first anniversary of the grant date or Lineage’s next annual meeting of shareholders), except that shares up to 5% of the share reserve of the 2021 Plan may be issued pursuant to Awards that do not meet such vesting requirements.

Dividends and Dividend Equivalents

The 2021 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any of our common shares subject to an Award, as determined by the Plan Administrator and contained in the applicable Award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable Award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

Limit on Non-Employee Director Compensation

The aggregate value of all cash and equity-based compensation paid or granted by us to any individual for service as a non-employee director with respect to any fiscal year of Lineage will not exceed a total of $1,000,000. For purposes of this limitation, the value of any equity-based Award is calculated based on the grant date fair value of such Award for financial reporting purposes.

Stock Options

Stock options may be granted under the 2021 Plan pursuant to stock option agreements. The 2021 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”).

The exercise price of a stock option granted under the 2021 Plan may not be less than 100% of the fair market value of our common shares on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

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The term of stock options granted under the 2021 Plan may not exceed 10 years from the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed 5 years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this proposal as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to 3 months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated “for cause” (as defined in the 2021 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any of our common shares received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common shares pursuant to the exercise of a stock option under the 2021 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of our common shares (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2021 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement (subject to the limitations described in “Minimum Vesting Requirements” above). Shares covered by different stock options granted under the 2021 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2021 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2021 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Notwithstanding the foregoing, no option may be transferred to any financial institution without prior shareholder approval.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of our common shares with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

●	the exercise price of the ISO must be at least 110% of the fair market value of our common shares on the date of grant; and
●	the term of the ISO must not exceed five years from the date of grant.

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Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of our common shares that may be issued pursuant to the exercise of ISOs under the 2021 Plan is 30,000,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2021 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common shares on the date of grant. The term of stock appreciation rights granted under the 2021 Plan may not exceed 10 years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate (subject to the limitations described in “Minimum Vesting Requirements” above). The appreciation distribution payable upon exercise of a stock appreciation right may be paid in our common shares, in cash, in a combination of cash and shares, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2021 Plan.

Restricted Stock and Restricted Stock Unit Awards

Restricted stock awards may be granted under the 2021 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Common shares acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Rights to acquire our common shares under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior shareholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted stock unit awards may also be granted under the 2021 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of our common shares, in cash, in a combination of cash and shares, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Stock Awards

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained are determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

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Performance goals under the 2021 Plan are based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) share price; (viii) margin (including gross margin); (ix) income (before or after taxes) or net income; (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes, including a clinical trial of a new drug, biological product, or medical device; (xxv) customer satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) any other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; and (vi) to make other appropriate adjustments selected by the Plan Administrator.

In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of Awards valued in whole or in part by reference to, or otherwise based on, our common shares may be granted either alone or in addition to other Awards under the 2021 Plan. Subject to the terms of the 2021 Plan (including the limitations described in “Minimum Vesting Requirements” above), the Plan Administrator has sole and complete authority to determine the persons to whom and the time(s) at which such other stock Awards are granted, the number of our common shares to be granted, and all other terms and conditions of such other stock Awards.

Clawback/Recoupment

Awards granted under the 2021 Plan are subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2021 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding awards.

Change in Control

The provisions set forth below apply to outstanding Awards under the 2021 Plan in the event of a change in control (as defined in the 2021 Plan and described below) unless otherwise provided in the instrument evidencing the Award, in any other written agreement between us or one of our affiliates and the participant, or in any director compensation policy we adopt.

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In the event of a change in control, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding Awards under the 2021 Plan, or may substitute similar stock Awards for such outstanding Awards (including, but not limited to, awards to acquire the same consideration paid to the shareholders of Lineage pursuant to the change in control), and any reacquisition or repurchase rights held by Lineage in respect of shares issued pursuant to any outstanding Awards under the 2021 Plan may be assigned by Lineage to the surviving or acquiring corporation (or its parent company). The terms of any such assumption, continuation or substitution will be set by the Plan Administrator.

In the event of a change in control in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding Awards under the 2021 Plan, or substitute similar stock Awards for such outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the change in control (the “Current Participants”), the vesting (and exercisability, if applicable) of such Awards will be accelerated in full (and with respect to any such Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance measured in accordance with the applicable performance goals as of the date of the change in control) to a date prior to the effective time of the change in control (contingent upon the closing or completion of the change in control) as the Plan Administrator will determine (or, if the Plan Administrator does not determine such a date, to the date that is 5 days prior to the effective time of the change in control), and such Awards will terminate if not exercised (if applicable) prior to the effective time of the change in control in accordance with the exercise procedures determined by the Plan Administrator, and any reacquisition or repurchase rights held by Lineage with respect to such Awards will lapse (contingent upon the closing or completion of the change in control).

In the event of a change in control in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding Awards under the 2021 Plan, or substitute similar stock Awards for such outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by participants other than the Current Participants, such Awards will terminate if not exercised (if applicable) prior to the effective time of the change in control in accordance with the exercise procedures determined by the Plan Administrator; provided, however, that any reacquisition or repurchase rights held by Lineage with respect to such Awards will not terminate and may continue to be exercised notwithstanding the change in control.

Notwithstanding the foregoing, in the event any outstanding Award under the 2021 Plan held by a participant will terminate if not exercised prior to the effective time of a change in control, the Plan Administrator may provide that the participant may not exercise such Award but instead will receive a payment, in such form as may be determined by the Plan Administrator, equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such award immediately prior to the effective time of the change in control, over (ii) any exercise price payable by the participant in connection with such exercise.

For purposes of the 2021 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our shareholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (iv) individuals who, on the date the 2021 Plan was adopted by our Board, are members of our Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of our Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority of the Incumbent Directors then still in office, such new member will be considered as an Incumbent Director; provided, however, that no individual initially elected or nominated as a member of our Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than our Board will be deemed to be an Incumbent Director.

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Plan Amendments and Termination

The Plan Administrator has the authority to amend or terminate the 2021 Plan at any time. However, except as otherwise provided in the 2021 Plan or an Award agreement, no amendment or termination of the 2021 Plan may materially impair a participant’s rights under his or her outstanding Awards without the participant’s consent.

No incentive stock options may be granted under the 2021 Plan after July 21, 2031, which is the tenth anniversary of the date the 2021 Plan was adopted by our Board.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of participation in the 2021 Plan. The information is based upon existing federal income tax rules and therefore is subject to change when the provisions of those rules and the regulations thereunder change. Participants should consult their tax advisors regarding the federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of shares acquired the 2021 Plan. The 2021 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2021 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than 2 years from the date the stock option was granted and more than 1 year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

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For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limit

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2021 Plan are subject to the deduction limit under Section 162(m) and are not eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits

No awards have been granted to any officer, director, employee or consultant pursuant to the 2021 Plan that are contingent upon the approval of the 2021 Plan Amendment by our shareholders. We anticipate that stock options and restricted stock units may be granted in the discretion of our Board or the Compensation Committee under the 2021 Plan out of the additional common shares that would be available under the 2021 Plan if the 2021 Plan Amendment is approved by our shareholders; however, the number and type of equity-based awards that may be so granted has not yet been determined. However, pursuant to our current compensation arrangement for non-employee directors, and based on the current composition of our Board, the aggregate number of our common shares subject to awards that will automatically be granted on an annual basis to all of our current directors who are not executive officers as a group will be 400,000 shares (which consists of a stock option to purchase 50,000 shares for each of our current non-employee directors). For additional information regarding our current compensation arrangement for non-employee directors, please see “Director Compensation” above.

OUR BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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PROPOSAL 6 – APPROVAL OF AN AMENDMENT TO OUR ARTICLES

OF INCORPORATION TO INCREASE THE NUMBER OF OUR

AUTHORIZED COMMON SHARES TO 450,000,000

General

Our Board has approved and determined that it is advisable to increase the authorized number of our common shares, no par value, from 250,000,000 to 450,000,000, and recommends that our shareholders approve an amendment to our restated articles of incorporation, as amended (our “articles of incorporation”), to effect the proposed increase. The full text of the proposed amendment to our articles of incorporation is attached to this Proxy Statement as Appendix B. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of California and as our Board deems necessary and advisable to effect the proposed amendment to our articles of incorporation. If approved by our shareholders, we intend to file the amendment with the Secretary of State of California as soon as practicable following the Meeting, and the amendment will be effective upon filing. If this proposal is not approved by our shareholders, our articles of incorporation will continue as currently in effect.

Purpose of the Increase in Authorized Shares

As of June 30, 2023, we had 250,000,000 authorized common shares, no par value per share, of which 174,439,434 shares were issued and outstanding. Of the remaining 75,560,566 authorized common shares, 23,604,912 shares are reserved for issuance upon the exercise of issued and outstanding equity awards, and 6,269,022 shares are reserved for future issuance under our stock incentive plans. This leaves 45,686,632 shares of our authorized common shares unreserved and available for future issuance. In addition, if the EIP Amendment Proposal is approved at the Meeting, an additional 19,500,000 common shares would be reserved for future issuance under our 2021 Plan. This would leave 26,186,632 of our authorized common shares unreserved and available for future issuance.

Our Board believes it is in the best interest of our company and shareholders to increase the number of authorized common shares to give us greater flexibility in considering and planning for future potential business needs, including public offerings or private placements of our common shares for capital raising purposes and issuances of our common shares in connection with collaborations, acquisitions or in-licenses of assets, or other strategic transactions. We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized common shares that will become available for issuance if this proposal is approved and the proposed amendment to our articles of incorporation is effected, however, we could use the additional shares for any of the purposes described in the preceding sentence. Having the additional authorized shares available will also help to provide appropriate equity incentives to assist in the recruitment and retention of employees.

Our articles of incorporation currently provide our Board with the authority to issue up to 2,000,000 preferred shares and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the preferred shares as a class, or upon any wholly unissued series of preferred shares, without any further vote or action by our shareholders. This authority of the Board will not be changed by the proposed amendment to our articles of incorporation, and the proposed amendment to our articles of incorporation will not increase the total number of preferred shares that the Board may determine to issue.

Rights of Additional Authorized Shares

The proposed amendment to our articles of incorporation would not have any effect on the par value per common share. Our common shares are all of a single class, with equal voting, distribution, liquidation and other rights. The additional common shares to be authorized by the proposed amendment would have rights identical to our currently outstanding common shares. Should our Board issue additional common shares, existing shareholders would not have any preferential rights to purchase any newly authorized common shares solely by virtue of their ownership of our common shares, and their percentage ownership of our then outstanding common shares could be reduced.

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Potential Adverse Effects

We have not proposed the increase in the number of authorized common shares with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of Lineage that our Board does not support, but we could use the additional shares for such purpose. The proposed amendment to our articles of incorporation, if effected, will increase the number of authorized but unissued common shares, and, subject to compliance with law and the listing rules of the NYSE American, our Board could issue, without further shareholder approval, the additional shares available as result of such increase in one or more transactions that could make it more difficult for a party to effect a takeover or change in control of Lineage that our Board does not support. For example, our Board could issue additional shares without further shareholder approval (subject to compliance with law and the listing rules of the NYSE American) so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Board or of Lineage in a transaction that our Board does not support, including in a transaction in which a person is offering a premium to our shareholders for their common shares over then current market prices. The proposed amendment to our articles of incorporation has been prompted by business and financial considerations described above under “Purpose of the Increase in Authorized Shares,” and not by the threat of any known or threatened hostile takeover attempt, however, shareholders should be aware that by potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment to our articles of incorporation may limit the opportunity for our shareholders to receive a premium for their common shares over then current market prices generally available in such takeover attempts.

Additionally, the issuance of additional common shares could have the effect of diluting existing shareholder earnings per share, book value per share and voting power.

Risks of Not Approving This Proposal

If our shareholders do not approve this proposal, we will continue to have 250,000,000 authorized common shares, of which 45,686,632 are not outstanding or not reserved for future issuance as of June 30, 2023. However, as noted above, if the EIP Amendment Proposal is approved at the Meeting, the number of common shares reserved for future issuance would increase by 19,500,000, thereby decreasing the 45,686,632 described in the preceding sentence to 26,186,632. This could adversely impact our ability to pursue opportunities in which our common shares could be issued that our Board may determine would otherwise be in the best interest of Lineage and its shareholders, including financing and strategic transaction opportunities and employee recruitment and retention purposes, as described above under the heading “Purpose of the Increase in Authorized Shares.”

OUR BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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PROPOSAL 7 – APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 6 IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 6.

In this proposal, we are asking our shareholders to authorize us to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 6 described in this Proxy Statement at the Meeting (the Charter Amendment Proposal). If our shareholders approve this proposal, we could adjourn the Meeting without a vote on the Charter Amendment Proposal to solicit additional proxies and/or to seek to convince shareholders to change their votes in favor of such proposal.

If it is necessary or advisable to adjourn the Meeting, no notice of any adjournment of less than 45 days is required to be given if the time and place of the adjourned meeting are announced at the Meeting, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the Meeting.

OUR BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information concerning the options outstanding and available for issuance under all of our compensation plans and agreements as of December 31, 2022:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Vesting of Restricted Stock Units, and Rights	Weighted Average Exercise Price of the Outstanding Options, and Rights	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by shareholders(1)	17,258,202	$1.66	10,847,914
Equity compensation plans not approved by shareholders(2)	1,854,000	$1.87	—
Total	19,112,202	$1.68	10,847,914

(1)	Consists of our 2021 Equity Incentive Plan and 2012 Equity Incentive Plan.
(2)	Consists of an option grant approved by the independent members of our Board and made in reliance upon the exception for inducement grants to new employees under the NYSE American Company Guide.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

Since January 1, 2021, there has not been, nor is there currently proposed, any transaction in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors or executive officers, any nominee for director, any beneficial owner of more than 5% of any class of our voting securities or any of their respective affiliates or immediate family members, had, or will have, a direct or indirect material interest, except as described below.

In November 2018, we, Asterias Biotherapeutics, Inc. (“Asterias”), and Patrick Merger Sub, Inc., a wholly owned subsidiary of ours, entered into an Agreement and Plan of Merger pursuant to which we agreed to acquire all of the outstanding common stock of Asterias in a stock-for-stock transaction (the “Asterias Merger”). The Asterias Merger closed in March 2019.

In October 2019, a putative class action lawsuit was filed challenging the Asterias Merger. The lawsuit (captioned Ross v. Lineage Cell Therapeutics, Inc., et al., C.A. No. 2019-0822) was filed in Delaware Chancery Court and named, among other defendants, us, Michael H. Mulroy, Alfred D. Kingsley, Richard T. LeBuhn and Aditya Mohanty. Messrs. Mulroy and Kingsley are members of our Board and were former members of the Asterias board of directors. Messrs. LeBuhn and Mohanty were also former members of the Asterias board of directors, and Mr. Mohanty was a former member of our Board and our former chief executive officer. The lawsuit was brought by a purported stockholder of Asterias, on behalf of a putative class of Asterias stockholders, and asserted breach of fiduciary duty and aiding and abetting claims under Delaware law. In April 2022, the parties reached an agreement in principle to settle the lawsuit and, in October 2022, the plaintiff, on behalf of himself and all others similarly situated, us and Messrs. Mulroy, Kingsley, LeBuhn and Mohanty entered into a Stipulation and Agreement of Compromise and Settlement (the “Settlement Agreement”). The effectiveness of the Settlement Agreement was subject to court approval, which was obtained in February 2023. Pursuant to the terms of the Settlement Agreement, we and certain insurers of the defendants paid $10.65 million (the “Settlement Amount”) into a fund created for the benefit of the purported class and in consideration for the full and final release, settlement and discharge of all claims. Approximately $7.12 million of the Settlement Amount was funded by certain insurers and approximately $3.53 million was paid by us in cash. We and all defendants have denied, and continue to deny, the claims alleged in the lawsuit and the settlement does not reflect or constitute any admission, concession, presumption, proof, evidence or finding of any liability, fault, wrongdoing or injury or damages, or of any wrongful conduct, acts or omissions on the part any defendant.

In connection with the putative shareholder class action lawsuits filed challenging the Asterias Merger, including the lawsuit described in the paragraph above, we agreed to pay for the legal defense of Neal Bradsher, a member of our Board, and Broadwood Partners, L.P. (“Broadwood”), one of our shareholders, and Broadwood Capital, Inc., which manages Broadwood, all of which were named in the lawsuits. During the years ending December 31, 2022 and 2021, we incurred a total of approximately $27,000 and $353,000, respectively, in legal expenses on behalf of such parties. During 2022, we received approximately $118,000 from our D&O insurance carrier as reimbursement for a portion of the legal expenses we incurred on behalf of Broadwood.

As of July 20, 2023: (a) Mr. Kingsley is a director of OncoCyte and may be deemed to beneficially own less than one percent of the outstanding common stock of OncoCyte, and (b) Broadwood may be deemed to be the beneficial owner of 19.99% of the outstanding common stock of OncoCyte. Mr. Bradsher, one of our directors, may be deemed to beneficially own the shares owned by Broadwood. The fact that certain of our directors may be deemed to beneficially own shares of OncoCyte common stock should not be considered to mean that they constitute or are acting in concert as a “group” with respect to those shares or that they otherwise share power or authority to vote or dispose of the shares that each of them own. All of our decisions regarding transactions in shares of OncoCyte are made by an independent committee of our Board in which Messrs. Kingsley and Bradsher do not participate.

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Related Person Transaction Policy

We have adopted a related person transaction policy that applies to transactions exceeding $120,000 in which any of our officers, directors, 5% Shareholders, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy (a “Related Person Transaction”). A Related Person Transaction must be reported to our Chief Financial Officer and General Counsel or outside legal counsel and will be subject to review and approval by our Audit Committee prior to effectiveness or consummation, to the extent practical. In addition, any Related Person Transaction that is ongoing in nature will be reviewed by our Audit Committee annually to ensure that the transaction has been conducted in accordance with any previous approval and that all required disclosures regarding the transaction are made.

As appropriate for the circumstances, our Audit Committee will review and consider:

●	the interest of the officer, director, beneficial owner of more than 5% of our common shares, or any member of their immediate family (“Related Person”) in the Related Person Transaction;
●	the approximate dollar value of the amount involved in the Related Person Transaction;
●	the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss;
●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits of the transaction to us; and
●	any other information regarding the Related Person Transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our Audit Committee will review all relevant information available to it about a Related Person Transaction. Our Audit Committee may approve or ratify the Related Person Transaction only if our Audit Committee determines that, under all of the circumstances, the transaction is in, or is not in conflict with, our best interests. Our Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the Related Person in connection with approval of the Related Person Transaction. In addition, our Audit Committee has authority to, in its sole discretion, review and approve transactions, arrangements and relationships in which we are a participant, any of our officers, directors, 5% Shareholders, or any member of their immediate family, has a direct or indirect material interest, and the amount involved is $120,000 or less.

A copy of our Related Person Transaction Policy can be found on our website at https://investor.lineagecell.com/corporate-governance/highlights.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and brokers, banks or other intermediaries to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability or only one set of other annual meeting materials addressed to those shareholders (unless otherwise requested by one or more of such shareholders). This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and reduces duplicate mailings and saves significant printing and postage costs as well as natural resources.

Brokers, banks and other intermediaries with account holders who are our shareholders may be householding our proxy materials. A single Notice of Internet Availability may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from us (if you are a shareholder of record) or from your broker, bank or other intermediary (if you are a beneficial owner) that we or they will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability, or if you currently receive multiple copies and would like to request a single copy, you may (1) notify your broker, (2) direct your written request to us at Lineage Cell Therapeutics, Inc., 2173 Salk Avenue, Suite 200, Carlsbad, CA 92008, Attention: Corporate Secretary or (3) contact us by telephone at 442-287-8963. Upon written or oral request to us, we will promptly deliver a separate copy of the Notice of Internet Availability, or annual report and proxy statement, to any shareholder at a shared address to which a single copy of such material was delivered.

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SHAREHOLDER PROPOSALS AND NOMINATIONS

Shareholders who seek to have their proposals of business matters be considered for inclusion in our proxy materials for next year’s annual meeting of shareholders must notify us of such intention by written notice. The proposal of an item of business or action must be received at our principal executive offices no later than the close of business on March 29, 2024, which is 120 days prior to the one-year anniversary of the date this Proxy Statement was released to shareholders, unless the date of next year’s annual meeting is changed by more than 30 days from the anniversary of the date of the Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act to be considered for inclusion in our Proxy Statement and form of proxy relating to the annual meeting.

In addition, our amended and restated bylaws set forth an advance notice procedure applicable to shareholders who intend (1) to present an item of business before or conduct business at an annual meeting of shareholders, but not for inclusion in our proxy materials pursuant to Rule 14a-8, or (2) to directly nominate individuals for election at an annual meeting other than the director candidates that will be included in our proxy statement for such meeting. For such shareholder proposals of business and director nominations to be brought before an annual meeting, the proposing shareholders are required, among others, to give timely written notice regarding the proposal or nomination, to provide the information requested, such as information about the shareholder and Lineage securities held by such shareholder, a brief description of the proposed business, reasons for proposing the business, and in the case of nominations, certain information about the person whom the proposing shareholder wishes to nominate for election or re-election as a director, and otherwise satisfy all other requirements set forth in our amended and restated bylaws. In order to meet the deadline for timely notice for next year’s annual meeting, such notice of the proposal or nomination must be received at our principal executive offices no later than the close of business on June 8, 2024, which is 90 days prior to the one-year anniversary of the Meeting. However, if the date of next year’s annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no later than the later of the close of business on the 90th calendar day prior to such annual meeting and the close of business on the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Shareholders are advised to review our amended and restated bylaws to ensure compliance with the specified requirements as to the form and content of a shareholder’s notice.

Any notice of director nomination submitted to us must also include the additional information required by Rule 14a-19(b) under the Exchange Act. Therefore, in addition to satisfying the deadlines for timely notice of a proposed director nominee, shareholders who intend to solicit proxies in support of nominees submitted in accordance with the foregoing advance notice provisions must further provide notice of proxy solicitation in support of director candidates other than Lineage’s nominees, as required under Rule 14a-19, no later than June 8, 2024, which is 90 days prior to the one-year anniversary of the Meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, without exhibits, may be obtained by a shareholder without charge, upon written request to the Corporate Secretary of Lineage. At a shareholder’s request, we will also furnish any exhibit to such Annual Report upon the payment of a fee to cover our reasonable expenses in furnishing such exhibit.

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APPENDIX A

(The following is the text of the proposed 2021 Plan Amendment. This text is followed by the current text of the 2021 Plan (without giving effect to the proposed 2021 Plan Amendment.)

Amendment to
Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan

Section 3(a)(i) of the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan is deleted in its entirety and replaced with the following:

Subject to Section 3(a)(iii) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 34,500,000 shares and (B) the Prior Plan Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.

*****

Lineage Cell Therapeutics, Inc.

2021 Equity Incentive Plan

Adopted by the Board of Directors: July 21, 2021

Approved by the Shareholders: September 13, 2021

1. General.

(a) Prior Plan. As of the Effective Date: (i) no additional awards may be granted under the Prior Plan; and (ii) all Prior Plan Awards will remain subject to the terms of the Prior Plan, except that any Prior Plan Returning Shares will become available for issuance pursuant to Awards granted under this Plan. All Awards granted under this Plan will be subject to the terms of this Plan.

(b) Eligible Award Recipients. Subject to Section 4, Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; and (vii) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which such persons may benefit from increases in value of the Common Stock.

2. Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine (A) who will be granted Awards, (B) when and how each Award will be granted, (C) what type of Award will be granted, (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive cash or Common Stock under the Award, (E) the number of shares of Common Stock subject to, or the cash value of, an Award, and (F) the Fair Market Value applicable to an Award.

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(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek shareholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vii) To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, no amendment of an outstanding Award will materially impair a Participant’s rights under such Award without his or her written consent.

Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.

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(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the shareholders of the Company have approved such an action within 12 months prior to such an event.

(f) Minimum Vesting Requirements. No Award may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Award (excluding, for this purpose, any Award granted to a Non-Employee Director that vests (or, if applicable, becomes exercisable) on the earlier of the first anniversary of the date of grant or the Company’s next annual meeting of shareholders); provided, however, that shares of Common Stock up to 5% of the Share Reserve (as defined in Section 3(a)(i)) may be issued pursuant to Awards that do not meet such vesting (and, if applicable, exercisability) requirements.

(g) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

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3. Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Section 3(a)(iii) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 15,000,000 shares and (B) the Prior Plan Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.

(ii) Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan; and (B) 1.50 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan.

(iii) Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be increased by: (A) one share for each Prior Plan Returning Share or 2021 Plan Returning Share (as defined in Section 3(b)(ii)) subject to an Appreciation Award; and (B) 1.50 shares for each Prior Plan Returning Share or 2021 Plan Returning Share subject to a Full Value Award.

(iv) For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NYSE American Company Guide Section 711 or, if applicable, NYSE Listed Company Manual Section 303A.08, Nasdaq Listing Rule 5635(c) or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Operation of Share Reserve.

(i) No Reduction to Share Reserve. The Share Reserve will not be reduced by any of the following shares of Common Stock and such shares will remain available for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; and (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash.

(ii) Shares Available for Subsequent Issuance. Any shares of Common Stock issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares (the “2021 Plan Returning Shares”) will revert to the Share Reserve and become available again for issuance under the Plan.

(iii) Shares Not Available for Subsequent Issuance. The following shares of Common Stock will not revert to the Share Reserve or become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an Award or a Prior Plan Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Award or a Prior Plan Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an Award or a Prior Plan Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under the Prior Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 30,000,000 shares.

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(d) Non-Employee Director Compensation Limit. The aggregate value of all cash and equity-based compensation paid or granted, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to any fiscal year of the Company will not exceed a total of $1,000,000, calculating the value of any equity-based awards based on the grant date fair value of such awards for financial reporting purposes.

(e) Source of Shares. The shares issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.

(b) Ten Percent Shareholders. A Ten Percent Shareholder will not be granted an Incentive Stock Option unless the exercise price (per share) of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant of such Option and the Option is not exercisable after the expiration of five years from the date of grant.

5. Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise or strike price (per share) of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (per share) less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted if such Award is granted pursuant to an assumption of, or substitution for, another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

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(c) Payment of Exercise Price for Options. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by one or more of the methods of payment set forth below that are specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to utilize certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.

(i) By cash (including electronic funds transfers), check, bank draft or money order payable to the Company;

(ii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) If an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior shareholder approval.

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

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(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Section 2(f) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

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(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time period, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Change in Control, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

6. Provisions of Awards Other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

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(ii) Vesting. Subject to Section 2(f), shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior shareholder approval.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Subject to Section 2(f), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.

(v) Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.

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(c) Performance Stock Awards.

(i) General. A Performance Stock Award is an Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. Subject to Section 2(f), the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Board Discretion. With respect to any Performance Stock Award, the Board retains the discretion to (A) reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals on the basis of any considerations as the Board, in its sole discretion, may determine and (B) define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d) Other Stock Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Sections 2(f) and 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards, and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.

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(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, or (iii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee and has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance with Section 409A of the Code, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount under such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

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9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board will make such adjustments and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company (except for a liquidation into a parent corporation), all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service.

(c) Change in Control. In the event of a Change in Control, the provisions of this Section 9(c) will apply to each outstanding Award unless otherwise provided in the instrument evidencing the Award, in any other written agreement between a Participant and the Company or an Affiliate, or in any director compensation policy of the Company.

(i) Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding Awards or may substitute similar stock awards for any or all outstanding Awards (including, but not limited to, awards to acquire the same consideration paid to the shareholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to any outstanding Awards may be assigned by the Company to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company). For clarity, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may choose to assume or continue only a portion of an outstanding Award, to substitute a similar stock award for only a portion of an outstanding Award, or to assume or continue, or substitute similar stock awards for, the outstanding Awards held by some, but not all, Participants. The terms of any such assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Awards, or substitute similar stock awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Participants”), the vesting (and exercisability, if applicable) of such Awards will be accelerated in full (and with respect to any such Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Change in Control) to a date prior to the effective time of the Change in Control (contingent upon the closing or completion of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and such Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the closing or completion of the Change in Control).

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(iii) Awards Held by Participants other than Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Awards, or substitute similar stock awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event any outstanding Award held by a Participant will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide that the Participant may not exercise such Award but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of such Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by the Participant in connection with such exercise. For clarity, such payment may be zero if the value of such property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

(d) Parachute Payments. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if any payment or benefit the Participant would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount. The “Reduced Amount” will be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, the reduction will be accomplished in accordance with Section 409A of the Code and the following: first by reducing, on a pro rata basis, cash Payments that are exempt from Section 409A of the Code; second by reducing, on a pro rata basis, other cash Payments; and third by forfeiting any equity-based awards that vest and become payable, starting with the most recent equity-based awards that vest, to the extent necessary to accomplish such reduction. The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control will perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company will appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company will bear all expenses with respect to the determinations by such accounting firm required to be made hereunder. The accounting firm engaged to make the determinations hereunder will provide its calculations, together with detailed supporting documentation, to the Participant and the Company within 15 calendar days after the date on which the Participant’s right to a Payment is triggered (if requested at that time by the Participant or the Company) or such other time as reasonably requested by the Participant or the Company. Any good faith determinations of the accounting firm made hereunder will be final, binding and conclusive upon the Participant and the Company.

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10. Termination or Suspension of the Plan.

(a) Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the shareholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.

11. Effective Date of Plan.

This Plan will become effective on the Effective Date.

12. Choice of Law.

The laws of the State of California will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means July 21, 2021, which is the date the Plan was adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Appreciation Award” means (i) a stock option or stock appreciation right granted under the Prior Plan or (ii) an Option or Stock Appreciation Right, in each case with respect to which the exercise or strike price (per share) is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or Stock Appreciation Right, as applicable, on the date of grant.

(d) “Award” means an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(e) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(f) “Board” means the Board of Directors of the Company.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(h) “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means:

(i) With respect to any Employee or Consultant: (A) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (B) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) willful conversion or misappropriation of corporate funds; (iv) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (v) material violation of any state or federal securities law.

(ii) With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (A) malfeasance in office; (B) gross misconduct or neglect; (C) false or fraudulent misrepresentation inducing the Director’s appointment; (D) willful conversion or misappropriation of corporate funds; or (E) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The determination that a termination of a Participant’s Continuous Service is either for Cause or without Cause will be made by the Board, in its sole discretion. Any determination by the Board that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by the Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

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(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the Incumbent Directors then still in office, such new member will, for purposes of this Plan, be considered as an Incumbent Director; provided, however, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur.

If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means a committee of two or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l) “Common Stock” means the common shares of the Company.

(m) “Company” means Lineage Cell Therapeutics, Inc., a California corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant, or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan, which is the date of the Annual Meeting of Shareholders of the Company held in 2021, provided that this Plan is approved by the Company’s shareholders at such meeting.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) Unless otherwise provided by the Board, if the Common Stock is listed on any established stock exchange or traded on any established market, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock on the last preceding date for which such quotation exists.

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(iii) In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Full Value Award” means (i) a stock award granted under the Prior Plan or (ii) an Award, in each case that is not an Appreciation Award.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(gg) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ii) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following, as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) share price; (viii) margin (including gross margin); (ix) income (before or after taxes) or net income; (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes, including a clinical trial of a new drug, biological product, or medical device; (xxv) customer satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) any other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement.

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(jj) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; and (vi) to make other appropriate adjustments selected by the Board.

(kk) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ll) “Performance Stock Award” means an Award granted under the terms and conditions of Section 6(c).

(mm) “Plan” means this Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan.

(nn) “Prior Plan” means the Lineage Cell Therapeutics, Inc. 2012 Equity Incentive Plan.

(oo) “Prior Plan Award” means an award granted under the Prior Plan that is outstanding as of the Effective Date.

(pp) “Prior Plan Returning Shares” means: (i) any shares of Common Stock subject to a Prior Plan Award that on or following the Effective Date are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares of Common Stock subject to a Prior Plan Award that on or following the Effective Date are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares of Common Stock issued pursuant to a Prior Plan Award that on or following the Effective Date are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.

(qq) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

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(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ww) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(aaa) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

***

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APPENDIX B

CERTIFICATE OF AMENDMENT
OF ARTICLES OF INCORPORATION
LINEAGE CELL THERAPEUTICS, INC.

The undersigned, Brian M. Culley and George A. Samuel III, certify that:

1.	They are the President and Chief Executive Officer and the Secretary, respectively, of Lineage Cell Therapeutics, Inc., a California corporation (the “Corporation”).

2.	Article THREE of the Corporation’s Restated Articles of Incorporation is amended to read as follows:

“THREE: The corporation is authorized to issue two classes of shares, which shall be designated “Common Shares” and “Preferred Shares”. The number of Common Shares which the corporation is authorized to issue is 450,000,000, and the number of Preferred Shares which the corporation is authorized to issue is 2,000,000. The Preferred Shares may be issued in one or more series as the board of directors may by resolution designate. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the Preferred Shares as a class, or upon any wholly unissued series of Preferred Shares. The board of directors may, by resolution, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Shares subsequent to the issue of shares of that series.”

3.	The foregoing amendment to the Corporation’s Restated Articles of Incorporation has been duly approved by the board of directors of the Corporation.

4.	The foregoing amendment to the Corporation’s Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding Common Shares of the Corporation entitled to vote with respect to this amendment was 174,752,271. The number of Common Shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding Common Shares entitled to vote. There are no Preferred Shares of the Corporation issued and outstanding.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:
Brian M. Culley
President and Chief Executive Officer

George A. Samuel III
Secretary

75

LINEAGE CELL THERAPEUTICS

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/LCTX**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-490-6839**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Lineage Cell Therapeutics, Inc.

Annual Meeting of Shareholders

For Shareholders of Record as of July 20, 2023

DATE: Wednesday, September 6, 2023
TIME: 8:00 AM, Pacific Time
PLACE: 2173 Salk Avenue, Suite 200,
Carlsbad, CA 92008

This proxy is being solicited on behalf of the board of directors for the 2023 annual meeting of shareholders

The undersigned hereby appoints Brian M. Culley and Jill A. Howe (the "Named Proxies"), as proxies and true and lawful attorneys-in-fact of the undersigned, with full power of substitution, and hereby authorizes them, and each or either of them, to represent and vote all the common shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Lineage Cell Therapeutics, Inc. to be held on September 6, 2023 at 8:00 a.m. Pacific Time, or any adjournment or postponement thereof, as designated on the reverse side of this proxy card and as the Named Proxies deem advisable, in their discretion, on any other matter as may properly come before the meeting or any adjournment or postponement thereof, revoking any other proxy heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted in accordance with the recommendations of the board of directors. If other matters are properly brought before the meeting or any adjournment or postponement thereof, the Named Proxies are authorized to vote on those matters as the Named Proxies, or either of them, deem advisable, in their discretion.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the board of directors' recommendations. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Lineage Cell Therapeutics, Inc.
Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 3, 5, 6 AND 7
FOR 1 YEAR ON PROPOSAL 4

PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1. To elect nine directors to hold office until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified.					
	FOR	WITHHOLD			
1.01 Alfred D. Kingsley	☐	☐			FOR
1.02 Dipti Amin	☐	☐			FOR
1.03 Deborah Andrews	☐	☐			FOR
1.04 Don M. Bailey	☐	☐			FOR
1.05 Neal C. Bradsher	☐	☐			FOR
1.06 Brian M. Culley	☐	☐			FOR
1.07 Anula Jayasuriya	☐	☐			FOR
1.08 Michael H. Mulroy	☐	☐			FOR
1.09 Angus C. Russell	☐	☐			FOR
	FOR	AGAINST	ABSTAIN		
2. To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	☐	☐	☐		FOR
3. To approve, on an advisory basis, the compensation paid to our named executive officers.	☐	☐	☐		FOR
	1YR	2YR	3YR	ABSTAIN	
4. To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers.	☐	☐	☐	☐	1 YEAR
	FOR	AGAINST	ABSTAIN		
5. To approve an amendment to the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan to increase the number of common shares available thereunder by 19,500,000.	☐	☐	☐		FOR
6. To approve an amendment to our articles of incorporation to increase the number of our authorized common shares from 250,000,000 to 450,000,000.	☐	☐	☐		FOR
7. To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 6 if there are not sufficient votes to approve Proposal 6.	☐	☐	☐		FOR
8. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.					

☐ **Check here if you would like to attend the meeting in person.**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

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